                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __________                                       [ ]

Post-Effective Amendment No. 9   (File No. 333- 144422)                      [X]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                    Amendment No. 43 (File No. 811-07511)                    [X]

                        (Check appropriate box or boxes)

               RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2
                           (Exact Name of Registrant)

                   RiverSource Life Insurance Co. of New York
                               (Name of Depositor)

       20 Madison Avenue Extension, Albany NY                            12203
(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code                 (612) 678-0175

   Rodney J. Vessels 50605 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485

[X]  on April 29, 2011 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

PROSPECTUS


APRIL 29, 2011


RIVERSOURCE(R) FLEXCHOICE SELECT VARIABLE ANNUITY

CONTRACT OPTION L:
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C:
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

            20 Madison Avenue Extension
            P.O. Box 5555
            Albany, NY 12205-0555
            Telephone: (800) 504-0469

            (Corporate Office)

            RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2


New contracts are not currently being offered.



This prospectus describes two versions of the Contract Option L and Contract Option C: the Current Contract (applications signed on or after July 19, 2010) and the Original Contract (applications signed prior to July 19, 2010). The information in this prospectus applies to both contracts unless stated otherwise. This prospectus contains information that you should know before investing. Prospectuses are also available for:



AllianceBernstein Variable Products Series Fund, Inc. (Class B)


American Century(R) Variable Portfolios, Inc., Class II


Columbia Funds Variable Insurance Trust


Columbia Funds Variable Series Trust II


  (previously RiverSource Variable Series Trust (RVST))


Credit Suisse Trust


Dreyfus Variable Investment Fund, Service Share Class


Eaton Vance Variable Trust (VT)


Fidelity(R) Variable Insurance Products Service Class 2


Franklin(R) Templeton(R) Variable Insurance Products


  Trust (FTVIPT) - Class 2


Goldman Sachs Variable Insurance Trust (VIT)


Invesco Van Kampen Variable Insurance Funds


Invesco Variable Insurance Funds


Janus Aspen Series: Service Shares


Legg Mason Variable Portfolios I, Inc.


MFS(R) Variable Insurance Trust(SM) - Service Class


Morgan Stanley Universal Investment Funds (UIF)


Oppenheimer Variable Account Funds, Service Shares


PIMCO Variable Investment Trust (VIT)


Wanger Advisors Trust


Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life of NY offers other variable annuity contracts in addition to the contracts described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend

--------------------------------------------------------------------------------
       RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS 1 to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contracts described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contracts and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contracts and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS...................................    3
THE CONTRACTS IN BRIEF......................    5
EXPENSE SUMMARY.............................    7
CONDENSED FINANCIAL INFORMATION.............   15
FINANCIAL STATEMENTS........................   15
THE VARIABLE ACCOUNT AND THE FUNDS..........   15
THE FIXED ACCOUNT...........................   24
BUYING YOUR CONTRACT........................   27
CHARGES.....................................   31
VALUING YOUR INVESTMENT.....................   37
MAKING THE MOST OF YOUR CONTRACT............   38
SURRENDERS..................................   46
TSA -- SPECIAL PROVISIONS...................   47
CHANGING OWNERSHIP..........................   48
BENEFITS IN CASE OF DEATH...................   48
OPTIONAL BENEFITS...........................   53
THE ANNUITY PAYOUT PERIOD...................   64
TAXES.......................................   66
VOTING RIGHTS...............................   69
SUBSTITUTION OF INVESTMENTS.................   70
ABOUT THE SERVICE PROVIDERS.................   70
APPENDICES TABLE OF CONTENTS AND CROSS-
  REFERENCE TABLE...........................   73
APPENDIX A: EXAMPLE -- SURRENDER CHARGES FOR
  CONTRACT OPTION L.........................   74
APPENDIX B: EXAMPLE -- DEATH BENEFITS.......   83
APPENDIX C: SECURESOURCE RIDERS DISCLOSURE..   85
APPENDIX D: EXAMPLE -- ACCUMULATION
  PROTECTOR BENEFIT RIDER...................   97
APPENDIX E: EXAMPLE -- SECURESOURCE SERIES
  OF RIDERS.................................   98
APPENDIX F: SECURESOURCE SERIES OF
  RIDERS -- ADDITIONAL RMD DISCLOSURE.......  103
APPENDIX G: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................  105
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION....................  115





--------------------------------------------------------------------------------
 2  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITIZATION START DATE: The date when annuity payments begin according to the applicable annuity payment plan (referred to as "Retirement date" in the Original Contract). Throughout this prospectus when we use the term "Annuitization start date," it includes the term "Retirement date."

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's death (Current Contract), or owner's or annuitant's death (Original Contract) while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT (CURRENT CONTRACT): The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.


CONTRACT VALUE: The total value of your contract at any point in time.


CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


FIXED ACCOUNT: Our general account which includes the regular fixed account (Contract Option L only) and the Special DCA fixed account (Current Contract) or the one-year fixed account and the DCA fixed account (Original Contract). Amounts you allocate to the fixed account earn interest rates we declare periodically. The one-year fixed account under Original Contract Option C is currently not available.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


OWNER (YOU, YOUR): The person or persons identified in the contract as owners(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. In this case, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to qualify for income tax deferral. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines "owner", "you" and "your".



--------------------------------------------------------------------------------
       RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  3

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Custodial and investment only plans under Section 401(a) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.


SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract (referred to as "Withdrawal value" in the Original Contract). It is the contract value minus any applicable charges. Throughout this prospectus when we use the term "Surrender" it includes the term "Withdrawal".


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract (referred to as "Surrender value" in the Current Contract). It is the contract value minus any applicable charges. Throughout this prospectus when we use the term "Surrender" it includes the term "Withdrawal".


--------------------------------------------------------------------------------
 4  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

THE CONTRACTS IN BRIEF


THIS PROSPECTUS DESCRIBES TWO VERSIONS OF THE CONTRACT OPTION L AND CONTRACT OPTION C: THE CURRENT CONTRACT (APPLICATIONS SIGNED ON OR AFTER JULY 19, 2010) AND THE ORIGINAL CONTRACT (APPLICATIONS SIGNED PRIOR TO JULY 19, 2010). The primary differences are disclosed in the following sections: "Key Terms", "Expense Summary", "Buying Your Contract", "Benefits in Case of Death", and "Optional Benefits."



Each contract has different expenses. Contract Option L has lower expenses than Contract Option C. Contract Option L has a four-year surrender charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment surrender charge schedule, but has a higher mortality and expense risk fee than Contract Option L. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.



PURPOSE: These contracts allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. For the Current Contract, you may allocate your purchase payments to the regular fixed account (Contract Option L only), the Special DCA fixed account and/or subaccounts of the variable account under the contract. For the Original Contract, you may allocate your purchase payments to the one-year fixed account (if included), the DCA fixed account and/or subaccounts of the variable account under the contract. When you invest in the subaccounts of the variable account, you risk losing amounts you invest. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the annuitization start date, these contracts provide lifetime or other forms of payout of your contract value (less any applicable premium tax and/or other charges).



BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See "Buying Your Contract").

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes-1035 Exchanges".)

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:

- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").


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       RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  5

- for the Current Contract:



  - regular fixed account (Contract Option L only), which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see "Buying Your Contract", "Transfer policies" and "The Regular Fixed Account").



  - Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "Special DCA Fixed Account").



- for the Original Contract:



  - one-year fixed account (if included), which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract", "Transfer policies" and "The One-Year Fixed Account").



  - DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "DCA Fixed Account").



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account (Current Contract) and DCA fixed account (Original Contract) are not permitted. The regular fixed account (Current Contract Option L only) and the one-year fixed account (Original Contract, if included) are subject to special restrictions. (See "Making the Most of Your Contract -- Transferring Among Accounts").





SURRENDERS: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including a 10% IRS penalty if you make surrenders prior to your reaching age 59 1/2) and may have other tax consequences. If you have elected SecureSource series of riders and you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal") under the rider, the guaranteed amounts under the rider will be reduced and you will no longer be eligible to receive any future credits available under the rider. Also, any withdrawals during the waiting period under the SecureSource riders will negatively impact the value of your guarantees. In addition, certain surrenders may be subject to a federal income tax penalty. (see "Surrenders")


OPTIONAL BENEFITS: You can buy optional benefits with your contract for an additional charge if you meet certain criteria. We offer optional death benefits and optional living benefits. Optional living benefits include different versions of the guaranteed minimum withdrawal benefits, which permit you to withdraw a guaranteed amount from the contract over a period of time, and Accumulation Protector Benefit rider, which provides you with a guaranteed contract value at the end of specified waiting period regardless of the volatility inherent in the investments in the subaccounts. Guaranteed minimum withdrawal benefits are SecureSource series riders. When used in this prospectus, the term "SecureSource series" includes: the SecureSource Stages NY riders and the SecureSource riders, except where the SecureSource Stages NY riders and SecureSource riders are specifically referenced and distinguished from other riders in the SecureSource series.



Optional living benefits require the use of a Portfolio Navigator program (PN program) investment option which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of surrenders that can be taken under the optional benefit during a contract year. For more information on optional living benefits, please see "Optional Benefits -- Optional Living Benefits". Optional benefits vary by state and may have eligibility requirements.



We offer one optional death benefit: MAV Death Benefit.


BENEFITS IN CASE OF DEATH: For the Current Contract, if you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. For the Original Contract, if you or the annuitant die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (See "Benefits in Case of Death").

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) are not available after the annuitization start date. (See "The Annuity Payout Period").


--------------------------------------------------------------------------------
 6  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

EXPENSE SUMMARY

CURRENT CONTRACT:
(applications signed on or after July 19, 2010)


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING FROM THESE CONTRACTS. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU SURRENDER FROM ONE OF THESE CONTRACTS.


SURRENDER CHARGE

(Contingent deferred sales charge as a percentage of purchase payments surrendered)


You selected either contract Option L or Option C at the time of application. Option C has no surrender charge schedule but carries a higher mortality and expense risk fee than Option L.


CONTRACT OPTION L


  NUMBER OF COMPLETED
   YEARS FROM DATE OF        SURRENDER CHARGE PERCENTAGE
 EACH PURCHASE PAYMENT    APPLIED TO EACH PURCHASE PAYMENT

           0                              8%

           1                              8

           2                              7

           3                              6

           4+                             0



SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.





ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                 MAXIMUM: $50     CURRENT: $40

ANNUAL CONTRACT ADMINISTRATIVE CHARGE IF YOUR CONTRACT VALUE          MAXIMUM: $20     CURRENT: $0
EQUALS OR EXCEEDS $50,000

CONTRACT ADMINISTRATIVE CHARGE AT FULL SURRENDER                      MAXIMUM: $50     CURRENT: $40




ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND ONE OF THE DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.





                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:          EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

CV Death Benefit*                                   1.55%                         0.15%                        1.70%

ROPP Death Benefit                                  1.55                          0.15                         1.70

MAV Death Benefit                                   1.80                          0.15                         1.95

                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION C AND:          EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
CV Death Benefit*                                   1.65%                         0.15%                        1.80%

ROPP Death Benefit                                  1.65                          0.15                         1.80

MAV Death Benefit                                   1.90                          0.15                         2.05




* CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.



--------------------------------------------------------------------------------
       RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  7

OTHER ANNUAL EXPENSES

OPTIONAL LIVING BENEFITS


If eligible, you may have selected one of the following optional living benefits. Each optional living benefit requires participation in the PN program. The fees apply only if you have selected one of these benefits.





SECURESOURCE STAGES NY(SM) - SINGLE LIFE RIDER FEE                  MAXIMUM: 1.75%     CURRENT: 1.00%

SECURESOURCE STAGES NY(SM) - JOINT LIFE RIDER FEE                   MAXIMUM: 1.75%     CURRENT: 1.00%




(Charged annually on the contract anniversary as a percentage of the contract value or the Benefit Base, whichever is greater.)





ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                         MAXIMUM: 1.75%     CURRENT: 1.50%(1)




(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)





(1) For contract applications signed after July 18, 2010, but prior to Oct. 4, 2010, the current charge is 1.10%.





ORIGINAL CONTRACT:


(applications signed prior to July 19, 2010)



THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING FROM THESE CONTRACTS. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU SURRENDER FROM ONE OF THESE CONTRACTS.



SURRENDER CHARGE



(Contingent deferred sales charge as a percentage of purchase payments surrendered)



You select either contract Option L or Option C at the time of application. Option C has no surrender charge schedule but carries a higher mortality and expense risk fee than Option L.




  CONTRACT OPTION L      SURRENDER CHARGE
 NUMBER OF COMPLETED        PERCENTAGE
  YEARS FROM DATE OF      APPLIED TO EACH
EACH PURCHASE PAYMENT    PURCHASE PAYMENT
          0                      8%

          1                      8

          2                      7

          3                      6

          Thereafter             0




SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return is 3.5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.





ANNUAL CONTRACT ADMINISTRATIVE CHARGE AND AT FULL SURRENDER                          $40




(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full surrender.)



--------------------------------------------------------------------------------
 8  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

ANNUAL VARIABLE ACCOUNT EXPENSES


(As a percentage of average daily subaccount value.)



YOU MUST CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND ONE OF THE DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.





                                              TOTAL MORTALITY AND              VARIABLE ACCOUNT              TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:            EXPENSE RISK FEE            ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

ROP Death Benefit                                     1.55%                          0.15%                        1.70%

MAV Death Benefit                                     1.75                           0.15                         1.90


                                              TOTAL MORTALITY AND              VARIABLE ACCOUNT              TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION C AND:            EXPENSE RISK FEE            ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
ROP Death Benefit                                     1.65%                          0.15%                        1.80%

MAV Death Benefit                                     1.85                           0.15                         2.00





OPTIONAL LIVING BENEFITS


If eligible, you may have selected one the following optional living benefits. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires participation in the PN program.





SECURESOURCE(R) - SINGLE LIFE RIDER FEE(1)                          MAXIMUM: 2.00%     CURRENT: 0.90%

SECURESOURCE(R) - JOINT LIFE RIDER FEE(1)                           MAXIMUM: 2.00%     CURRENT: 0.90%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



(1) For contracts with applications signed prior to Jan. 26, 2009, the current charge for Single Life rider and for Joint Life rider is 0.65%, and the maximum charge for Single Life rider and for Joint Life rider is 1.50%.


ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                         MAXIMUM: 1.75%     CURRENT: 0.95%(2)




(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)



(2) For contracts with applications signed prior to Jan. 26, 2009, the current charge is 0.55%. For contracts with applications signed after Jan. 26, 2009, but before May 30, 2009, the current charge is 0.80%.



--------------------------------------------------------------------------------
       RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  9

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2010, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.47%                1.63%



(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)





                                                                                               ACQUIRED FUND
                                                               MANAGEMENT   12b-1     OTHER       FEES AND       GROSS TOTAL
                         FUND NAME**                              FEES       FEES   EXPENSES    EXPENSES***    ANNUAL EXPENSES

AllianceBernstein VPS Global Thematic Growth Portfolio            0.75%      0.25%    0.24%           --%            1.24%
(Class B)


AllianceBernstein VPS Growth and Income Portfolio (Class B)       0.55       0.25     0.08            --             0.88


AllianceBernstein VPS International Value Portfolio (Class        0.75       0.25     0.10            --             1.10
B)


American Century VP Mid Cap Value, Class II                       0.90       0.25     0.01            --             1.16


American Century VP Ultra(R), Class II                            0.90       0.25     0.01            --             1.16


American Century VP Value, Class II                               0.87       0.25       --            --             1.12


Columbia Variable Portfolio - Cash Management Fund (Class         0.33       0.13     0.17            --             0.63(1)
3)


Columbia Variable Portfolio - Diversified Bond Fund (Class        0.41       0.13     0.16            --             0.70(2)
3)


Columbia Variable Portfolio - Diversified Equity Income           0.56       0.13     0.14            --             0.83(2)
Fund (Class 3)


Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)       0.66       0.13     0.17          0.01             0.97(1),(2)


Columbia Variable Portfolio - Emerging Markets Opportunity        1.07       0.13     0.28            --             1.48(2)
Fund (Class 3)


Columbia Variable Portfolio - Global Inflation Protected          0.42       0.13     0.15            --             0.70
Securities Fund (Class 3)


Columbia Variable Portfolio - High Income Fund, Class 2           0.63       0.25     0.18            --             1.06(3)


Columbia Variable Portfolio - High Yield Bond Fund (Class         0.58       0.13     0.17            --             0.88(2)
3)


Columbia Variable Portfolio - Income Opportunities Fund           0.57       0.13     0.15            --             0.85(1),(2)
(Class 3)


Columbia Variable Portfolio - International Opportunity           0.79       0.13     0.20            --             1.12(2)
Fund (Class 3)


Columbia Variable Portfolio - Large Cap Growth Fund (Class        0.71       0.13     0.18            --             1.02(1),(2)
3)


Columbia Variable Portfolio - Marsico Growth Fund, Class 1        0.91         --     0.10            --             1.01(4)


Columbia Variable Portfolio - Marsico International               1.02       0.25     0.24            --             1.51(4)
Opportunities Fund, Class 2


Columbia Variable Portfolio - Mid Cap Value Opportunity           0.76       0.13     0.15            --             1.04(1),(2)
Fund (Class 3)


Columbia Variable Portfolio - S&P 500 Index Fund (Class 3)        0.10       0.13     0.24            --             0.47(2)


Columbia Variable Portfolio - Short Duration U.S.                 0.36       0.13     0.16            --             0.65(2)
Government Fund (Class 3)


Columbia Variable Portfolio - Small Cap Value Fund, Class 2       0.87       0.25     0.17            --             1.29(5)


Credit Suisse Trust - Commodity Return Strategy Portfolio         0.50       0.25     0.34            --             1.09(6)


Dreyfus Variable Investment Fund International Equity             0.75       0.25     0.31            --             1.31
Portfolio, Service Shares


Dreyfus Variable Investment Fund International Value              1.00       0.25     0.26            --             1.51
Portfolio, Service Shares


Eaton Vance VT Floating-Rate Income Fund                          0.57       0.50     0.08            --             1.15


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2           0.56       0.25     0.09            --             0.90




--------------------------------------------------------------------------------
 10  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                               ACQUIRED FUND
                                                               MANAGEMENT   12b-1     OTHER       FEES AND       GROSS TOTAL
                         FUND NAME**                              FEES       FEES   EXPENSES    EXPENSES***    ANNUAL EXPENSES

Fidelity(R) VIP Investment Grade Bond Portfolio Service           0.32%      0.25%    0.11%           --%            0.68%
Class 2


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                 0.56       0.25     0.10            --             0.91


Fidelity(R) VIP Overseas Portfolio Service Class 2                0.71       0.25     0.15            --             1.11


FTVIPT Franklin Income Securities Fund - Class 2                  0.45       0.25     0.02            --             0.72


FTVIPT Templeton Global Bond Securities Fund - Class 2            0.46       0.25     0.09            --             0.80


FTVIPT Templeton Growth Securities Fund - Class 2                 0.74       0.25     0.03            --             1.02


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares       0.80         --     0.07            --             0.87


Goldman Sachs VIT Structured U.S. Equity                          0.62         --     0.08            --             0.70(7)
Fund - Institutional Shares


Invesco V.I. Capital Appreciation Fund, Series II Shares          0.62       0.25     0.29            --             1.16


Invesco V.I. Capital Development Fund, Series II Shares           0.75       0.25     0.34            --             1.34


Invesco V.I. Global Health Care Fund, Series II Shares            0.75       0.25     0.37            --             1.37


Invesco V.I. International Growth Fund, Series II Shares          0.71       0.25     0.33            --             1.29


Invesco Van Kampen V.I. Comstock Fund, Series II Shares           0.56       0.25     0.29            --             1.10(8)


Janus Aspen Series Janus Portfolio: Service Shares                0.64       0.25     0.03            --             0.92


Legg Mason ClearBridge Variable Small Cap Growth Portfolio,       0.75         --     0.14            --             0.89
Class I


MFS(R) Total Return Series - Service Class                        0.75       0.25     0.06            --             1.06(9)


MFS(R) Utilities Series - Service Class                           0.73       0.25     0.08            --             1.06


Morgan Stanley UIF Global Real Estate Portfolio, Class II         0.85       0.35     0.43            --             1.63(10)
Shares


Morgan Stanley UIF Mid Cap Growth Portfolio, Class II             0.75       0.35     0.31            --             1.41(10)
Shares


Oppenheimer Capital Appreciation Fund/VA, Service Shares          0.66       0.25     0.13            --             1.04


Oppenheimer Global Securities Fund/VA, Service Shares             0.63       0.25     0.13            --             1.01


Oppenheimer Global Strategic Income Fund/VA, Service Shares       0.60       0.25     0.14          0.04             1.03(11)


Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA,              0.70       0.25     0.15            --             1.10(12)
Service Shares


PIMCO VIT All Asset Portfolio, Advisor Share Class                0.43       0.25       --          0.66             1.34(13)


Variable Portfolio - Aggressive Portfolio (Class 2)                 --       0.25     0.02          0.82             1.09


Variable Portfolio - Aggressive Portfolio (Class 4)                 --       0.25     0.02          0.82             1.09(14)


Variable Portfolio - Conservative Portfolio (Class 2)               --       0.25     0.03          0.64             0.92


Variable Portfolio - Conservative Portfolio (Class 4)               --       0.25     0.03          0.64             0.92(14)


Variable Portfolio - Davis New York Venture Fund (Class 3)        0.70       0.13     0.13            --             0.96(2),(15)


Variable Portfolio - Goldman Sachs Mid Cap Value Fund             0.78       0.13     0.14            --             1.05(2)
(Class 3)


Variable Portfolio - Moderate Portfolio (Class 2)                   --       0.25     0.02          0.75             1.02


Variable Portfolio - Moderate Portfolio (Class 4)                   --       0.25     0.02          0.75             1.02(14)


Variable Portfolio - Moderately Aggressive Portfolio (Class         --       0.25     0.02          0.79             1.06
2)


Variable Portfolio - Moderately Aggressive Portfolio (Class         --       0.25     0.02          0.79             1.06(14)
4)


Variable Portfolio - Moderately Conservative Portfolio              --       0.25     0.02          0.69             0.96
(Class 2)


Variable Portfolio - Moderately Conservative Portfolio              --       0.25     0.02          0.69             0.96(14)
(Class 4)


Variable Portfolio - Partners Small Cap Value Fund (Class         0.92       0.13     0.17          0.04             1.26(2),(15)
3)


Wanger International                                              0.86         --     0.21            --             1.07(16)


Wanger USA                                                        0.86         --     0.12            --             0.98(16)







    *The Funds provided the information on their expenses and we have not independently verified the information.


   **The previous fund names can be found in "The Variable Account and the Funds" section of the prospectus.


  ***Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


  (1)Columbia Management Investment Advisers, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), will not exceed 0.58% for Columbia Variable
     Portfolio - Cash Management Fund (Class 3), 0.86% for Columbia Variable Portfolio - Dynamic Equity Fund (Class 3), 0.83% for Columbia Variable Portfolio -


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  11

     Income Opportunities Fund (Class 3), 0.89% for Columbia Variable
     Portfolio - Large Cap Growth Fund (Class 3) and 1.02% for Columbia Variable Portfolio - Mid Cap Value Opportunity Fund (Class 3).


  (2)Expense ratios have been adjusted to reflect current fees.


  (3)Management fees have been restated to reflect contractual changes to the investment advisory and/or administrative fee rates. Other expenses have been restated to reflect contractual changes to the transfer agency fees paid. The Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.85% of the Fund's average daily net assets on an annualized basis. The Advisor, in its discretion, may revise or discontinue this arrangement at any time.


  (4)Other expenses have been restated to reflect contractual changes to the transfer agency fees paid. The Adviser has contractually agreed to bear, through April 30, 2012, a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.91% for Columbia Variable Portfolio - Marsico Growth Fund, Class 1 and 1.45% for Columbia Variable Portfolio - Marsico International Opportunities Fund, Class 2 of the Fund's average daily net assets. This expense arrangement may only be modified or amended with approval from all parties to such arrangement, including the Fund and the Adviser.


  (5)Management fees have been restated to reflect contractual changes to the investment advisory and/or administration fee rates. Other expenses have been restated to reflect contractual changes to the transfer agency fees paid. The Adviser has contractually agreed to bear, through April 30, 2012, a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.03% of the Fund's average daily net assets. This expense arrangement may only be modified or amended with approval from all parties to such arrangement, including the Fund and the Adviser.


  (6)Effective January 1, 2011, Credit Suisse will voluntarily waive fees and reimburse expenses so that the Portfolio's annual expenses will not exceed 1.05% of the Portfolio's average daily net assets.


  (7)The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) equal on an annualized basis to 0.004% of the Fund's average daily net assets. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.


  (8)Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund. In addition, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 0.87% of average daily net assets.


  (9)Effective May 1, 2011, MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion to $3 billion until modified by a vote of the fund's Board of Trustees, but such agreement will continue until at least April 30, 2012. After fee waivers, net expenses would be 1.02%.


 (10)The Portfolios' adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has agreed to reduce its advisory fee and/or reimburse each Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.40% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 1.15% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.


 (11)The Manager has agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. This fee waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the Fund's prospectus. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees.


 (12)The Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05%. This voluntary expense limitation may not be amended or withdrawn until one year after the date of the Funds' prospectus.


 (13)PIMCO has contractually agreed, through May 1, 2012, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO fund expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of acquired fund fees and expenses listed in the table above. After fee waivers, net expenses would be 1.305%.


 (14)Columbia Management Investment Advisers, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 4 shares of the Fund until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (including acquired fund fees and expenses) will not exceed 0.99% for Variable Portfolio - Aggressive Portfolio (Class 4), 0.86% for Variable Portfolio - Conservative Portfolio (Class 4), 0.94% for Variable
     Portfolio - Moderate Portfolio (Class 4), 0.98% Variable
     Portfolio - Moderately Aggressive Portfolio (Class 4) and 0.90% for Variable Portfolio - Moderately Conservative Portfolio (Class 4).


 (15)Columbia Management Investment Advisers, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), will not exceed 0.90% for Variable Portfolio - Davis New York Venture Fund (Class 3) and 1.14% for Variable Portfolio - Partners Small Cap Value Fund (Class 3).


 (16)The advisor has contractually agreed to cap advisory fees at an annual rate equal to 0.83% for Wanger International and 0.85% for Wanger USA of the Fund's average daily net assets until April 30, 2012. After fee waivers and/or reimbursements, net expenses would be 1.04% for Wanger International and 0.97% for Wanger USA.



--------------------------------------------------------------------------------
 12  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENT CONTRACT:
(applications signed on or after July 19, 2010)


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV Death Benefit and one of the SecureSource Stages - NY riders or Accumulation Protector Benefit rider(1),(3). Although your actual costs may be lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option L    $1,314      $2,400      $2,928      $5,764           $594       $1,768      $2,928      $5,764

Contract Option C       604       1,797       2,974       5,844            604        1,797       2,974       5,844




MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROPP Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option L    $1,001      $1,481      $1,366      $2,881           $262        $803       $1,366      $2,881

Contract Option C       273         834       1,418       2,983            273         834        1,418       2,983



ORIGINAL CONTRACT:
(applications signed prior to July 19, 2010)




MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV Death Benefit and one of the SecureSource riders(2),(3). Although your actual costs may be lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option L    $1,325      $2,429      $2,975      $5,848           $605       $1,798      $2,975      $5,848




MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV Death Benefit(2),(3). Although your actual costs may be lower, based on these assumptions your costs would be:





                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option C     $412       $1,246      $2,094      $4,273           $412       $1,246      $2,094      $4,273







--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  13

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option L    $1,001      $1,481      $1,366      $2,881           $262        $803       $1,366      $2,881

Contract Option C       273         834       1,418       2,983            273         834        1,418       2,983



(1) In these examples, the contract administrative charge is $50.
(2) In these examples, the contract administrative charge is $40.
(3) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional benefit is reflected rather than the fee that is currently being charged.


THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.



--------------------------------------------------------------------------------
 14  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix G.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under New York law on Oct. 12, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.


Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation

--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS 15 program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.


--------------------------------------------------------------------------------
 16  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:



  - Assets of the fund's adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.


  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  17

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



--------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
--------------------------------------------------------------------------------------------
AllianceBernstein      Seeks long-term growth of           AllianceBernstein L.P.
VPS Global Thematic    capital.
Growth Portfolio
(Class B)
--------------------------------------------------------------------------------------------

AllianceBernstein      Seeks long-term growth of           AllianceBernstein L.P.
VPS Growth and         capital.
Income Portfolio
(Class B)
--------------------------------------------------------------------------------------------

AllianceBernstein      Seeks long-term growth of           AllianceBernstein L.P.
VPS International      capital.
Value Portfolio
(Class B)
--------------------------------------------------------------------------------------------

American Century VP    Seeks long-term capital growth.     American Century Investment
Mid Cap Value, Class   Income is a secondary objective.    Management, Inc.
II
--------------------------------------------------------------------------------------------

American Century VP    Seeks long-term capital growth.     American Century Investment
Ultra(R), Class II                                         Management, Inc.
--------------------------------------------------------------------------------------------

American Century VP    Seeks long-term capital growth.     American Century Investment
Value, Class II        Income is a secondary objective.    Management, Inc.
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks maximum current income        Columbia Management Investment
Portfolio - Cash       consistent with liquidity and       Advisers, LLC
Management Fund        stability of principal.
(Class 3)
(previously
RiverSource Variable
Portfolio - Cash
Management Fund
(Class 3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks high level of current         Columbia Management Investment
Portfolio -            income while attempting to          Advisers, LLC
Diversified Bond       conserve the value of the
Fund (Class 3)         investment for the longest period
(previously            of time.
RiverSource Variable
Portfolio -
Diversified Bond
Fund (Class 3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks high level of current         Columbia Management Investment
Portfolio -            income and, as a secondary goal,    Advisers, LLC
Diversified Equity     steady growth of capital.
Income Fund (Class
3) (previously
RiverSource Variable
Portfolio -
Diversified Equity
Income Fund (Class
3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks capital appreciation.         Columbia Management Investment
Portfolio - Dynamic                                        Advisers, LLC
Equity Fund (Class
3) (previously
RiverSource Variable
Portfolio - Dynamic
Equity Fund (Class
3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks long-term capital growth.     Columbia Management Investment
Portfolio - Emerging                                       Advisers, LLC, adviser;
Markets Opportunity                                        Threadneedle International
Fund (Class 3)                                             Limited, an indirect wholly-owned
(previously                                                subsidiary of Ameriprise
Threadneedle                                               Financial, sub-adviser.
Variable Portfolio -
Emerging Markets
Fund (Class 3))
--------------------------------------------------------------------------------------------

Columbia Variable      Non-diversified fund that seeks     Columbia Management Investment
Portfolio - Global     total return that exceeds the       Advisers, LLC
Inflation Protected    rate of inflation over the long
Securities Fund        term.
(Class 3)
(previously
RiverSource Variable
Portfolio - Global
Inflation Protected
Securities Fund
(Class 3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks total return, consisting of   Columbia Management Investment
Portfolio - High       a high level of income and          Advisers, LLC
Income Fund, Class 2   capital appreciation.
(previously Columbia
High Yield Fund,
Variable Series,
Class B))
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 18  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

--------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
--------------------------------------------------------------------------------------------
Columbia Variable      Seeks high current income, with     Columbia Management Investment
Portfolio - High       capital growth as a secondary       Advisers, LLC
Yield Bond Fund        objective.
(Class 3)
(previously
RiverSource Variable
Portfolio - High
Yield Bond Fund
(Class 3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks high total return through     Columbia Management Investment
Portfolio - Income     current income and capital          Advisers, LLC
Opportunities Fund     appreciation.
(Class 3)
(previously
RiverSource Variable
Portfolio - Income
Opportunities Fund
(Class 3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks capital appreciation.         Columbia Management Investment
Portfolio -                                                Advisers, LLC, adviser;
International                                              Threadneedle International
Opportunity Fund                                           Limited, an indirect wholly-owned
(Class 3)                                                  subsidiary of Ameriprise
(previously                                                Financial, sub-adviser.
Threadneedle
Variable Portfolio -
International
Opportunity Fund
(Class 3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks long-term capital growth.     Columbia Management Investment
Portfolio - Large                                          Advisers, LLC
Cap Growth Fund
(Class 3)
(previously Seligman
Variable Portfolio -
Growth Fund (Class
3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks long-term growth of           Columbia Management Investment
Portfolio - Marsico    capital.                            Advisers, LLC, adviser; Marsico
Growth Fund, Class 1                                       Capital Management, LLC,
(previously Columbia                                       subadviser.
Marsico Growth Fund,
Variable Series,
Class A)
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks long-term growth of           Columbia Management Investment
Portfolio - Marsico    capital.                            Advisers, LLC, adviser; Marsico
International                                              Capital Management, LLC,
Opportunities Fund,                                        subadviser.
Class 2 (previously
Columbia Marsico
International
Opportunities Fund,
Variable Series,
Class B))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks long-term growth of           Columbia Management Investment
Portfolio - Mid Cap    capital.                            Advisers, LLC
Value Opportunity
Fund (Class 3)
(previously
RiverSource Variable
Portfolio - Mid Cap
Value Fund (Class
3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks long-term capital             Columbia Management Investment
Portfolio - S&P 500    appreciation.                       Advisers, LLC
Index Fund (Class 3)
(previously
RiverSource Variable
Portfolio - S&P 500
Index Fund (Class
3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks high level of current         Columbia Management Investment
Portfolio - Short      income and safety of principal      Advisers, LLC
Duration U.S.          consistent with investment in
Government Fund        U.S. government and government
(Class 3)              agency securities.
(previously
RiverSource Variable
Portfolio - Short
Duration U.S.
Government Fund
(Class 3))
--------------------------------------------------------------------------------------------

Columbia Variable      Seeks long-term capital             Columbia Management Investment
Portfolio - Small      appreciation.                       Advisers, LLC
Cap Value Fund,
Class 2 (previously
Columbia Small Cap
Value Fund, Variable
Series, Class B)
--------------------------------------------------------------------------------------------

Credit Suisse Trust    Seeks total return.                 Credit Suisse Asset Management,
- Commodity Return                                         LLC
Strategy Portfolio
--------------------------------------------------------------------------------------------

Dreyfus Variable       Seeks capital growth.               The Dreyfus Corporation, adviser;
Investment Fund                                            Newton Capital Management
International Equity                                       Limited, sub-adviser
Portfolio, Service
Shares
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  19

--------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
--------------------------------------------------------------------------------------------
Dreyfus Variable       Seeks long-term capital growth.     The Dreyfus Corporation
Investment Fund
International Value
Portfolio, Service
Shares
--------------------------------------------------------------------------------------------

Eaton Vance VT         Seeks high level of current         Eaton Vance Management
Floating-Rate Income   income.
Fund
--------------------------------------------------------------------------------------------

Fidelity(R) VIP        Seeks long-term capital             Fidelity Management & Research
Contrafund(R)          appreciation. Normally invests      Company (FMR) is the fund's
Portfolio Service      primarily in common stocks.         manager. Fidelity Investments
Class 2                Invests in securities of            Money Management, Inc. (FIMM) and
                       companies whose value it believes   other affiliates of FMR serve as
                       is not fully recognized by the      sub-advisers for the fund.
                       public. Invests in either
                       "growth" stocks or "value" stocks
                       or both. The fund invests in
                       domestic and foreign issuers.
--------------------------------------------------------------------------------------------

Fidelity(R) VIP        Seeks as high level of current      FMR is the fund's manager. FIMM
Investment Grade       income as is consistent with the    and other affiliates of FMR serve
Bond Portfolio         preservation of capital. Normally   as sub-advisers for the fund.
Service Class 2        invests at least 80% of assets in
                       investment-grade debt securities
                       (those of medium and high
                       quality) of all types and
                       repurchase agreements for those
                       securities.
--------------------------------------------------------------------------------------------

Fidelity(R) VIP Mid    Seeks long-term growth of           FMR is the fund's manager. FIMM
Cap Portfolio          capital. Normally invests           and other affiliates of FMR serve
Service Class 2        primarily in common stocks.         as sub-advisers for the fund.
                       Normally invests at least 80% of
                       assets in securities of companies
                       with medium market
                       capitalizations. May invest in
                       companies with smaller or larger
                       market capitalizations. Invests
                       in domestic and foreign issuers.
                       The Fund invests in either
                       "growth" or "value" common stocks
                       or both.
--------------------------------------------------------------------------------------------

Fidelity(R) VIP        Seeks long-term growth of           FMR is the fund's manager. FIMM
Overseas Portfolio     capital. Normally invests           and other affiliates of FMR serve
Service Class 2        primarily in common stocks          as sub-advisers for the fund.
                       allocating investments across
                       different countries and regions.
                       Normally invests at least 80% of
                       assets in non-U.S. securities.
--------------------------------------------------------------------------------------------

FTVIPT Franklin        Seeks to maximize income while      Franklin Advisers, Inc.
Income Securities      maintaining prospects for capital
Fund - Class 2         appreciation. The fund normally
                       invests in both equity and debt
                       securities.
--------------------------------------------------------------------------------------------

FTVIPT Templeton       Seeks high current income,          Franklin Advisers, Inc.
Global Bond            consistent with preservation of
Securities Fund -      capital, with capital
Class 2                appreciation as a secondary
                       consideration. The fund normally
                       invests at least 80% of its net
                       assets in bonds, which include
                       debt securities of any maturity,
                       such as bonds, notes, bills and
                       debentures.
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 20  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

--------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
--------------------------------------------------------------------------------------------
FTVIPT Templeton       Seeks long-term capital growth.     Templeton Global Advisors Limited
Growth Securities      The fund normally invests
Fund - Class 2         primarily in equity securities of
                       companies located anywhere in the
                       world, including those in the
                       U.S. and emerging markets.
--------------------------------------------------------------------------------------------

Goldman Sachs VIT      Seeks long-term capital             Goldman Sachs Asset Management,
Mid Cap Value Fund -   appreciation.                       L.P.
Institutional Shares
--------------------------------------------------------------------------------------------

Goldman Sachs VIT      Seeks long-term growth of           Goldman Sachs Asset Management,
Structured U.S.        capital.                            L.P.
Equity Fund -
Institutional Shares
--------------------------------------------------------------------------------------------

Invesco V.I. Capital   Seeks long-term growth of           Invesco Advisers, Inc.
Appreciation Fund,     capital.
Series II Shares
--------------------------------------------------------------------------------------------

Invesco V.I. Capital   Seeks long-term growth of           Invesco Advisers, Inc.
Development Fund,      capital.
Series II Shares
--------------------------------------------------------------------------------------------

Invesco V.I. Global    Seeks long-term growth of           Invesco Advisers, Inc.
Health Care Fund,      capital.
Series II Shares
--------------------------------------------------------------------------------------------

Invesco V.I.           Seeks long-term growth of           Invesco Advisers, Inc.
International Growth   capital.
Fund, Series II
Shares
--------------------------------------------------------------------------------------------

Invesco Van Kampen     Seeks capital growth and income     Invesco Advisers, Inc.
V.I. Comstock Fund,    through investments in equity
Series II Shares       securities, including common
(previously Van        stocks, preferred stocks and
Kampen LIT Comstock    securities convertible into
Portfolio, Class II    common and preferred stocks.
Shares)
--------------------------------------------------------------------------------------------

Janus Aspen Series     Seeks long-term growth of capital   Janus Capital Management LLC
Janus Portfolio:       in a manner consistent with the
Service Shares         preservation of capital.
--------------------------------------------------------------------------------------------

Legg Mason             Seeks long-term growth of           Legg Mason Partners Fund Advisor,
ClearBridge Variable   capital.                            LLC, adviser; ClearBridge
Small Cap Growth                                           Advisors, LLC, sub-adviser.
Portfolio, Class I
--------------------------------------------------------------------------------------------

MFS(R) Total Return    Seeks total return.                 MFS Investment Management(R)
Series - Service
Class
--------------------------------------------------------------------------------------------

MFS(R) Utilities       Seeks total return.                 MFS Investment Management(R)
Series - Service
Class
--------------------------------------------------------------------------------------------

Morgan Stanley UIF     Seeks current income and capital    Morgan Stanley Investment
Global Real Estate     appreciation.                       Management Inc., adviser; Morgan
Portfolio, Class II                                        Stanley Investment Management
Shares (previously                                         Limited and Morgan Stanley
Van Kampen's UIF                                           Investment Management Company,
Global Real Estate                                         subadvisers.
Portfolio, Class II
Shares)
--------------------------------------------------------------------------------------------

Morgan Stanley UIF     Seeks long-term capital growth by   Morgan Stanley Investment
Mid Cap Growth         investing primarily in common       Management Inc.
Portfolio, Class II    stocks and other equity
Shares (previously     securities.
Van Kampen's UIF Mid
Cap Growth
Portfolio, Class II
Shares)
--------------------------------------------------------------------------------------------

Oppenheimer Capital    Seeks capital appreciation.         OppenheimerFunds, Inc.
Appreciation
Fund/VA, Service
Shares
--------------------------------------------------------------------------------------------

Oppenheimer Global     Seeks long-term capital             OppenheimerFunds, Inc.
Securities Fund/VA,    appreciation.
Service Shares
--------------------------------------------------------------------------------------------

Oppenheimer Global     Seeks high current income by        OppenheimerFunds, Inc.
Strategic Income       investing mainly in debt
Fund/VA, Service       securities.
Shares
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  21

--------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
--------------------------------------------------------------------------------------------
Oppenheimer Main       Seeks capital appreciation.         OppenheimerFunds, Inc.
Street Small- & Mid-
Cap Fund(R)/VA,
Service Shares
(previously
Oppenheimer Main
Street Small Cap
Fund/VA, Service
Shares)
--------------------------------------------------------------------------------------------

PIMCO VIT All Asset    Seeks maximum real return           Pacific Investment Management
Portfolio, Advisor     consistent with preservation of     Company LLC
Share Class            real capital and prudent
                       investment management.
--------------------------------------------------------------------------------------------

Variable Portfolio -   Seeks high level of total return    Columbia Management Investment
Aggressive Portfolio   that is consistent with an          Advisers, LLC
(Class 2)              aggressive level of risk. This is
                       a "fund of funds" and seeks to
                       achieve its objective by
                       investing in a combination of
                       underlying funds. The fund
                       invests primarily in underlying
                       funds that invest in equity
                       securities and also invests a
                       small amount in underlying funds
                       that invest in fixed income
                       securities.
--------------------------------------------------------------------------------------------

Variable Portfolio -   Seeks high level of total return    Columbia Management Investment
Aggressive Portfolio   that is consistent with an          Advisers, LLC
(Class 4)              aggressive level of risk. This is
                       a "fund of funds" and seeks to
                       achieve its objective by
                       investing in a combination of
                       underlying funds. The fund
                       invests primarily in underlying
                       funds that invest in equity
                       securities and also invests a
                       small amount in underlying funds
                       that invest in fixed income
                       securities.
--------------------------------------------------------------------------------------------

Variable Portfolio -   Seeks high level of total return    Columbia Management Investment
Conservative           that is consistent with a           Advisers, LLC
Portfolio (Class 2)    conservative level of risk. This
                       is a "fund of funds" and seeks to
                       achieve its objective by
                       investing in a combination of
                       underlying funds. The fund
                       invests primarily in underlying
                       funds that invest in fixed income
                       securities.
--------------------------------------------------------------------------------------------

Variable Portfolio -   Seeks high level of total return    Columbia Management Investment
Conservative           that is consistent with a           Advisers, LLC
Portfolio (Class 4)    conservative level of risk. This
                       is a "fund of funds" and seeks to
                       achieve its objective by
                       investing in a combination of
                       underlying funds. The fund
                       invests primarily in underlying
                       funds that invest in fixed income
                       securities.
--------------------------------------------------------------------------------------------

Variable Portfolio -   Seeks long-term capital growth.     Columbia Management Investment
Davis New York                                             Advisers, LLC, adviser; Davis
Venture Fund (Class                                        Selected Advisers, L.P.,
3)                                                         subadviser.
--------------------------------------------------------------------------------------------

Variable Portfolio -   Seeks long-term growth of           Columbia Management Investment
Goldman Sachs Mid      capital.                            Advisers, LLC, adviser; Goldman
Cap Value Fund                                             Sachs Asset Management, L.P.,
(Class 3)                                                  subadviser.
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 22  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

--------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
--------------------------------------------------------------------------------------------
Variable Portfolio -   Seeks high level of total return    Columbia Management Investment
Moderate Portfolio     that is consistent with a           Advisers, LLC
(Class 2)              moderate level of risk. This is a
                       "fund of funds" and seeks to
                       achieve its objective by
                       investing in a combination of
                       underlying funds. The fund
                       invests primarily in a balance of
                       underlying funds that invest in
                       fixed income securities and
                       underlying funds that invest in
                       equity securities.
--------------------------------------------------------------------------------------------

Variable Portfolio -   Seeks high level of total return    Columbia Management Investment
Moderate Portfolio     that is consistent with a           Advisers, LLC
(Class 4)              moderate level of risk. This is a
                       "fund of funds" and seeks to
                       achieve its objective by
                       investing in a combination of
                       underlying funds. The fund
                       invests primarily in a balance of
                       underlying funds that invest in
                       fixed income securities and
                       underlying funds that invest in
                       equity securities.
--------------------------------------------------------------------------------------------

Variable Portfolio -   Seeks high level of total return    Columbia Management Investment
Moderately             that is consistent with a           Advisers, LLC
Aggressive Portfolio   moderately aggressive level of
(Class 2)              risk. This is a "fund of funds"
                       and seeks to achieve its
                       objective by investing in a
                       combination of underlying funds.
                       The fund invests primarily in
                       underlying funds that invest in
                       equity securities and also
                       invests a moderate amount in
                       underlying funds that invest in
                       fixed income securities.
--------------------------------------------------------------------------------------------

Variable Portfolio -   Seeks high level of total return    Columbia Management Investment
Moderately             that is consistent with a           Advisers, LLC
Aggressive Portfolio   moderately aggressive level of
(Class 4)              risk. This is a "fund of funds"
                       and seeks to achieve its
                       objective by investing in a
                       combination of underlying funds.
                       The fund invests primarily in
                       underlying funds that invest in
                       equity securities and also
                       invests a moderate amount in
                       underlying funds that invest in
                       fixed income securities.
--------------------------------------------------------------------------------------------

Variable Portfolio -   Seeks high level of total return    Columbia Management Investment
Moderately             that is consistent with a           Advisers, LLC
Conservative           moderately conservative level of
Portfolio (Class 2)    risk. This is a "fund of funds"
                       and seeks to achieve its
                       objective by investing in a
                       combination of underlying funds.
                       The fund invests primarily in
                       underlying funds that invest in
                       fixed income securities and also
                       invests a moderate amount in
                       underlying funds that invest in
                       equity securities.
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  23

--------------------------------------------------------------------------------------------
INVESTING IN           INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
--------------------------------------------------------------------------------------------
Variable Portfolio -   Seeks high level of total return    Columbia Management Investment
Moderately             that is consistent with a           Advisers, LLC
Conservative           moderately conservative level of
Portfolio (Class 4)    risk. This is a "fund of funds"
                       and seeks to achieve its
                       objective by investing in a
                       combination of underlying funds.
                       The fund invests primarily in
                       underlying funds that invest in
                       fixed income securities and also
                       invests a moderate amount in
                       underlying funds that invest in
                       equity securities.
--------------------------------------------------------------------------------------------

Variable Portfolio -   Seeks long-term capital             Columbia Management Investment
Partners Small Cap     appreciation.                       Advisers, LLC, adviser; Barrow,
Value Fund (Class 3)                                       Hanley, Mewhinney & Strauss,
                                                           Inc., Denver Investment Advisors
                                                           LLC, Donald Smith & Co., Inc.,
                                                           River Road Asset Management, LLC
                                                           and Turner Investment Partners,
                                                           Inc., subadvisers.
--------------------------------------------------------------------------------------------

Wanger International   Seeks long-term capital             Columbia Wanger Asset Management,
                       appreciation.                       LLC
--------------------------------------------------------------------------------------------

Wanger USA             Seeks long-term capital             Columbia Wanger Asset Management,
                       appreciation.                       LLC
--------------------------------------------------------------------------------------------



THE FIXED ACCOUNT


Amounts allocated to the fixed account become part of our general account. For the Current Contract, the fixed account includes the regular fixed account (Contract Option L only) and the Special DCA fixed account. For the Original Contract, the fixed account includes the one-year fixed account (if included) and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life of NY. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.



The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.




CURRENT CONTRACT:
(applications signed on or after July 19, 2010)


THE REGULAR FIXED ACCOUNT
(Not available under Contract Option C)


Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the regular fixed account. The value of the regular fixed account increases as we credit interest to the regular fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment



--------------------------------------------------------------------------------
 24 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see "Making the Most of Your
Contract -- Transfer policies").

THE SPECIAL DCA FIXED ACCOUNT
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.

You may allocate your entire initial purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.


In accordance with your investment instructions, we transfer a pro rata amount from the Special DCA fixed account to the subaccounts or PN program investment option you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account as a destination for the Special DCA monthly transfer.


The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:

- for the Special DCA fixed account and the regular fixed account;

- for the Special DCA fixed accounts with terms of differing length;



Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the Special DCA fixed account for a six month term;

- the Special DCA fixed account for a twelve month term;


- the PN program investment option in effect;



- if no PN program investment option is in effect, to the regular fixed account (Contract Option L only) and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account.


Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.

If you participate in a PN program and you change to a different PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected PN program investment option.


If your contract permits, and you discontinue your participation in a PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.



You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the regular fixed account (Contract Option L only) and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").



--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  25

Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

ORIGINAL CONTRACT:
(applications signed prior to July 19, 2010)

ONE-YEAR FIXED ACCOUNT (IF INCLUDED)
(Currently not available under Contract Option C)

Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

DCA FIXED ACCOUNT
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.

The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account that are transferred to the one-year fixed account; and

- for amounts in the DCA fixed account that are transferred to the subaccounts.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;


- the PN program investment option in effect;



- if no PN program investment option is in effect, to the one-year fixed account (if included) and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.


If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase

--------------------------------------------------------------------------------
 26 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;


- to the PN program investment option then in effect;



- if no PN program investment option is in effect, then to the one-year fixed account (if included) and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.


If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a PN program and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.


If your contract permits, and you discontinue your participation in a PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account (if included) and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").



You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account (if included) and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year surrender charge schedule. Contract Option C eliminates the per purchase payment surrender charge schedule in exchange for a higher mortality and expense risk fee. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.


You may select a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. For the Current Contract, you can buy a contract if you are 85 or younger. For the Original Contract, you can buy a contract if you and the annuitant are age 85 or younger.


When you applied, you could have selected:



CURRENT CONTRACT:
(applications signed on or after July 19, 2010)


- contract Option L or contract Option C;


- the regular fixed account (Contract Option L only), the Special DCA fixed account and/or subaccounts in which you want to invest;


- how you want to make purchase payments;

- a beneficiary;

- the optional PN program; and


- the following optional death benefit rider:



- MAV Death Benefit;



In addition, you could have also selected one of the following optional living benefits (both require the use of the PN program):





- SecureSource Stages NY rider; or



- Accumulation Protector Benefit rider.



--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  27

The Current Contract provides for allocation of purchase payments to the regular fixed account (Contract Option L only), the Special DCA fixed account and/or the subaccounts of the variable account. We currently allow you to allocate the total amount of purchase payment to the regular fixed account for Contract Option L. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with 30 days written notice if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term.



ORIGINAL CONTRACT:
(applications signed prior to July 19, 2010)


- contract Option L or Option C;

- the one-year fixed account (if included), the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- the optional PN program; and


- the following optional death benefit rider;




  - MAV Death Benefit


In addition, you could have also selected one of the following optional living benefits (both require the use of the PN program):





- SecureSource rider; or



- Accumulation Protector Benefit rider



The Original Contract provides for allocation of purchase payments to the one-year fixed account (if included), the DCA fixed account and/or to the subaccounts of the variable account in even 1% increments. For Contract Option L, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For Contract Option C, the one-year fixed account is not available. See your contract for the actual terms of the one-year fixed account you purchased.


FOR BOTH THE CURRENT CONTRACT AND THE ORIGINAL CONTRACT:

We applied your purchase payment to your investment selections within two business days after we receive it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.



For the Current Contract, you may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.


You may make additional purchase payments to nonqualified and qualified annuities until the annuitization start date.

THE ANNUITIZATION START DATE

CURRENT CONTRACT:



Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.



The annuitization start date must be:



- no earlier than 13 months after the contract's effective date; and no later than



--------------------------------------------------------------------------------
 28  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

- the owner's 95th birthday or the tenth contract anniversary, if later,



- or such other date as agreed to by us.



Six months prior to your annuitization date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.



If you do not make an election, annuity payouts using the contract's default option of annuity payout Plan B -- Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made. Some distributors require annuitization by age 95. In that case, the option to continue to defer the annuitization start date after age 95 is not available.



If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new annuitization start date, your contract will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.



Please see "SecureSource Stages NY -- Other Provisions" section regarding options under this rider at the annuitization start date.



ORIGINAL CONTRACT:



Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments and you will receive the first payment on the annuitization start date. The first annuity payment will be made as provided by the annuity payment plan you select. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin. The annuitization start date may not be earlier than 13 months after the effective contract date.



FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:



- no later than the annuitant's 90th birthday or the tenth contract anniversary, if purchased after age 80, or such other date as agreed upon by us.



FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:



- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or



- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).



If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 90th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.



Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select one of the SecureSource series - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may be limited under the terms of your contract.



If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start.


MINIMUM INITIAL PURCHASE PAYMENT
  $10,000


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  29

MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS (WITHOUT CORPORATE OFFICE APPROVAL)

  - CURRENT CONTRACT:

    (applications signed on or after July 19, 2010)


  MAXIMUM TOTAL PURCHASE PAYMENTS* BASED ON YOUR AGE ON THE EFFECTIVE DATE OF THE PAYMENT:

For the first year and
  total:
through age 85             $1,000,000
age 86 or older            $0

For each subsequent year:
through age 85             $100,000
age 86 or older            $0


  - ORIGINAL CONTRACT:

    (applications signed prior to July 19, 2010)


  MAXIMUM TOTAL PURCHASE PAYMENTS*
     $1,000,000


* These limits apply in total to all RiverSource Life of NY annuities you own unless a higher maximum applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.



Additional purchase payments restriction for contracts with living benefit riders



- SecureSource Stages NY



The riders prohibit additional purchase payments unless: (1) the payment is received at time of application or within 90 days thereafter, or (2) for qualified annuities where additional purchase payments are allowed in any contract year up to the maximum permissible annual contribution described by the Code, until total additional purchase payments are $100,000. These purchase payment restrictions are currently being waived until further notice.



However, the riders do prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP.



- SecureSource riders



Effective Jan. 26, 2009, after initial purchase payments are received, limited additional purchase payments are allowed for the contracts with the SecureSource riders. Initial purchase payments are: 1) payments received with the application, and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from the application signed date and received within 180 days from the application signed date.



- Accumulation Protector Benefit rider



Additional purchase payments for contracts with the Accumulation Protector Benefit rider are not allowed during the waiting period except for the first 180 days (1) immediately following the effective date and (2) for the Current Contract, following the last contract anniversary for each elective step up.



Additional purchase payments to your variable annuity contract with a SecureSource series of riders will be limited to $100,000 for the life of your contract.



--------------------------------------------------------------------------------
 30  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

REGULAR MAIL:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

EXPRESS MAIL:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. For the Current Contract, we reserve the right to increase this charge after the first contract anniversary to a maximum of $50.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. For the Current Contract, we reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.


If you take a full surrender from your contract, we will deduct the charge at the time of surrender regardless of the contract value. We cannot increase the annual contract administrative charge for the Original Contract. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit.


VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the fixed account. We cannot increase these fees.


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  31

The contract (either Option L or Option C) the death benefit guarantee you select determines the mortality and expense risk fee you pay:


CURRENT CONTRACT:
(applications signed on or after July 19, 2010)




                                                                              MORTALITY AND
IF YOU SELECT CONTRACT OPTION L AND:                                        EXPENSE RISK FEE

CV Death Benefit*                                                                 1.55%

ROPP Death Benefit                                                                1.55

MAV Death Benefit                                                                 1.80





                                                                              MORTALITY AND
IF YOU SELECT CONTRACT OPTION C AND:                                        EXPENSE RISK FEE

CV Death Benefit*                                                                 1.65%

ROPP Death Benefit                                                                1.65

MAV Death Benefit                                                                 1.90



* CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.



ORIGINAL CONTRACT:
(applications signed prior to July 19, 2010)




                                                     CONTRACT OPTION L              CONTRACT OPTION C

ROP Death Benefit                                           1.55%                          1.65%

MAV Death Benefit                                           1.75                           1.85


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge for the Original Contract, we are limited on how much we can increase the contract administrative charge for the Current Contract, and we cannot increase the variable account administrative charge, and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge for contract Option L will cover sales and distribution expenses.


SURRENDER CHARGE




You select either contract Option L or Option C at the time of application. Contract Option C has no purchase payment surrender charge schedule but carries a higher mortality and expense risk fee than contract Option L. If you select contract Option L and you surrender all or part of your contract value before the annuitization start date, we may deduct a surrender charge. As described below, a surrender charge schedule applies to each purchase payment you make. The surrender charge lasts for four years from the date of each purchase payment (see "Expense Summary").



If you are buying a new contract as an inherited IRA, please consider carefully your surrender charge selection. Surrender charges for an inherited IRA are only waived for life time RMD amounts, not for a 5 year distribution.



You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA for the Current Contract, TFA for the Original Contract). Throughout this prospectus when we use the acronym FA, it includes TFA. The FA varies depending on whether your contract includes one of the SecureSource series of riders:



--------------------------------------------------------------------------------
 32  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

CURRENT CONTRACT WITHOUT SECURESOURCE STAGES NY RIDER



The FA is the greater of:



- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or



- current contract earnings.



During the first contract year, the FA is the greater of:



- 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or



- current contract earnings.



ORIGINAL CONTRACT WITHOUT SECURESOURCE RIDER



The FA is the greater of:



- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year; or



- current contract earnings.



CURRENT CONTRACT WITH SECURESOURCE STAGES NY RIDER



The FA is the greatest of:



- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year;



- current contract earnings; or



- the Remaining Annual Lifetime Payment.



During the first contract year, the FA is the greatest of:



- 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA;



- current contract earnings; or



- the Remaining Annual Lifetime Payment.



ORIGINAL CONTRACT WITH SECURESOURCE RIDER



The FA is the greatest of:



- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;



- current contract earnings; or



- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.



(1) We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year.



Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.



A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:



1. First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis for the Current Contract, and last-in, first-out (LIFO) basis for the Original Contract.



2. Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.



3. Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.



The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.



We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see "Expense Summary"), and then adding the total surrender charges.



--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  33

For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge will equal the amount you request.



EXAMPLE: Each time you make a purchase payment under the contract option L, a surrender charge schedule attaches to that purchase payment. The surrender charge percentage for each purchase payment declines according to the surrender charge schedule shown in your contract. (The surrender charge percentages for the 4-Year surrender charge schedule are shown in a table in the "Expense Summary".) For example, if you select contract Option L, during the first two years after a purchase payment is made, the surrender charge percentage attached to that payment is 8%. The surrender charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a surrender charge as to that payment.



For an example, see Appendix A.


WAIVER OF SURRENDER CHARGES FOR CONTRACT OPTION L
We do not assess surrender charges for:

- surrenders each year that represent the total free amount for that year;


- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. Surrender charges for an inherited IRA are only waived for lifetime RMD amounts, not for a 5 year distribution;


- amounts applied to an annuity payment plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge. This exception also applies to Contract Option C.)

- surrenders made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions). For the Current Contract, waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;

- amounts we refund to you during the free look period; and

- death benefits.

CURRENT CONTRACT:
CONTINGENT EVENTS
- Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.

- Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years with reasonable medical certainty, that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.

ORIGINAL CONTRACT:
CONTINGENT EVENTS
- Surrenders you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the surrender.

- Surrenders you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


BOTH CONTRACTS:


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% for the assumed investment return of 3.5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. The surrender charge will apply whether you have


--------------------------------------------------------------------------------
 34  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

Contract Option L or Contract Option C. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")


OPTIONAL LIVING BENEFIT CHARGES



SECURESOURCE STAGES NY RIDER FEE




We deduct an annual charge for this optional feature only if you select it. If selected, we deduct an annual charge of 1.00% for SecureSource Stages
NY -- Single Life rider or SecureSource Stages NY -- Single Life rider.


The charge is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.


We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the variable subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account contract value.



Once you elect the SecureSource Stages NY rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge.



Currently the SecureSource Stages NY rider fee does not vary with the PN program investment options selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Stages NY - Single Life and SecureSource Stages NY - Joint Life rider fee will not exceed a maximum charge of 1.75%.


The following describes how your annual rider fee may increase:


- We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.


  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,


      (ii)  any ability to make additional purchase payments,



      (iii) any future rider credits, and the credit base (CB) will be permanently reset to zero,



      (iv) any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and



      (v) the ability to change your investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.



  (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.





- Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available investment option may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.



--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  35

If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after the annuitization start date.


ACCUMULATION PROTECTOR BENEFIT RIDER FEE


We deduct an annual charge of 1.50%(1) of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the charge from the contract value on the contract anniversary. For contract applications signed on or after July 19, 2010, we prorate this charge among the variable subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account contract value. For contract applications signed prior to July 19, 2010, we prorate this charge among, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.



Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge.



Currently, the Accumulation Protector Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.



We may increase the rider fee at our discretion and on a nondiscriminatory basis.



We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:



(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or



(b) you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.



If you choose the elective step up, the elective spousal continuation step up or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after the annuitization start date.





(1) For contract applications signed prior to Oct. 4 2010, the following charges apply:




APPLICATION SIGNED DATE                                                      CURRENT CHARGE

Before Jan. 26, 2009                                                              0.55%

Jan. 26, 2009 -- May 30, 2009                                                     0.80%

May 3, 2010 -- July 18, 2010                                                      0.95%

July 19, 2010 -- Oct. 3 2010                                                      1.10%








SECURESOURCE RIDER FEE


We deduct an annual charge of 0.90%(1) based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The rider fee is the same whether you select the SecureSource -- Single Life rider or the SecureSource -- Joint Life rider.



We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.



Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable, adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



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 36  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

Currently the SecureSource rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource rider fee will not exceed a maximum of 2.00%(1).



We may increase the rider fee at our discretion and on a nondiscriminatory basis.



We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:



(a) you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or





(b) you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.



If you choose the elective step up, the elective spousal continuation step up, change your PN program investment option, after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.



(1) For contract applications signed prior to Jan. 26, 2009, the current fee for Single Life rider and for Joint Life rider is 0.65% and the maximum fee for Single Life rider and for Joint Life rider is 1.50%.


VALUING YOUR INVESTMENT

We value your accounts as follows:

THE FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:


- Current Contract: the sum of your purchase payments allocated to the regular fixed account (Contract Option L only) and the Special DCA fixed account, and transfer amounts to the regular fixed account (Contract Option L only);


- Original Contract: the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account, and transfer amounts to the one-year fixed account (if included);

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges for Contract Option L) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider; or


  - SecureSource series of riders.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.


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      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  37

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial surrenders;

- surrender charges (for contract Option L);

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:

  - SecureSource series of riders; or

  - Accumulation Protector Benefit rider.


Accumulation unit values will fluctuate due to:



- changes in fund net asset value;



- fund dividends distributed to the subaccounts;



- fund capital gains or losses;



- fund operating expenses; and



- mortality and expense risk fee and the variable account administrative charge.


MAKING THE MOST OF YOUR CONTRACT


AUTOMATED DOLLAR-COST AVERAGING


Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, for the Original Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account (if available) to one or more subaccounts. You can also obtain the benefits of dollar-cost averaging by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account (if available) into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. For the Current Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account (Contract Option L only) to one or more subaccounts. The Current Contract allows you to set up regular automatic SIP payments to obtain the benefits of dollar-cost averaging, but does not allow an interest sweep strategy. There is no charge for dollar-cost averaging.



This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.



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 38  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

HOW DOLLAR-COST AVERAGING WORKS




                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00




You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10. Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.



Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available for use with the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract). See the "Special DCA Fixed Account", "DCA Fixed Account" and "Portfolio Navigator Program" sections in this prospectus for details.


ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


Different rules apply to asset rebalancing under the PN program (see "Portfolio Navigator Program" below).


As long as you are not participating in the PN program, asset rebalancing is available for use with the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) (see "Special DCA Fixed Account" and "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account and the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account and the DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, as you may choose.



PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)




Under the PN program for the living benefit riders, your contract value is allocated to a PN program investment option (except as described in the next paragraph). The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds' investment objective ("Portfolio Navigator funds"). The PN program is available for both nonqualified and qualified annuities.



The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a "static" PN program


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS 39 model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see "The static model portfolios" below.



You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



THE PORTFOLIO NAVIGATOR FUNDS. Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. The funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management Investment Advisers is the investment adviser of each of the funds of funds, and Columbia Management Investment Advisers or an affiliate is the investment adviser of each of the underlying funds in which the funds of funds invest. Morningstar Associates, LLC serves as an independent consultant to Columbia Management Investment Advisers to provide recommendations regarding portfolio construction and ongoing analysis of the funds of funds. Neither Columbia Management Investment Advisers nor Morningstar Associates, LLC serves as your investment adviser as to the allocation of your contract value under the PN program (regardless of whether you have selected a PN program investment option or have chosen to remain in a static model portfolio). Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management Investment Advisers and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management Investment Advisers and the fund's board of trustees.



Below are the target asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:



1. Variable Portfolio - Aggressive Portfolio: 80% Equity / 20% Fixed Income



2. Variable Portfolio - Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income



3. Variable Portfolio - Moderate Portfolio: 50% Equity / 50% Fixed Income



4. Variable Portfolio - Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income



5. Variable Portfolio - Conservative Portfolio: 20% Equity / 80% Fixed Income





FUNDS OF FUNDS CONFLICTS OF INTEREST. In providing investment advisory services for the funds of funds and the underlying funds in which the funds of funds invest, Columbia Management Investment Advisers is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest to which Columbia Management Investment Advisers and its affiliates are subject, see the funds of funds prospectus.



THE STATIC MODEL PORTFOLIOS. If you have chosen to remain invested in a "static" PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.



If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the fund of funds investment options. If you begin taking income from your contract and have a living benefit rider that requires a move to a certain model portfolio once you begin taking income, you will be transferred to the fund of funds that corresponds to that model portfolio.



If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.



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 40  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

Although the model portfolios are no longer maintained on an ongoing basis, the asset allocations in the model portfolios may have been affected by conflicts of interest similar to those to which the funds of funds are subject. Certain of the underlying funds in the model portfolios are managed by Columbia Management Investment Advisers or an affiliate while others are not, and we or our affiliate had an incentive to specify greater allocation percentages for the affiliated underlying funds.



PARTICIPATING IN THE PN PROGRAM. You are responsible for determining which investment option is best for you. Your investment professional can help you make this determination although his or her assistance is not offered in connection with an investment advisory agreement specific to the PN program. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style that is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option you select or have selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life of NY is not responsible for your selection of a specific investment option or your decision to change to a different investment option.



Currently, there are five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), ranging from conservative to aggressive. You may not use more than one investment option at a time.



If you initially allocate qualifying purchase payments to the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), when available (see "The Special DCA Fixed Account" and "DCA Fixed Account")), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account or Special DCA fixed account into the investment option or model portfolio you have chosen.



You may request a change to your fund of funds (or a transfer from your model portfolio to a fund of funds) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. If your contract includes a SecureSource series rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see "Market Timing"). If your contract includes the SecureSource series rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:


- limit your choice of investment options based on the amount of your initial purchase payment;


- cancel required participation in the program after 30 days written notice;


- substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and



- discontinue the PN program after 30 days written notice.


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a fund of funds, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a Portfolio Navigator funds of funds, see funds of funds prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER OR SECURESOURCE SERIES RIDER


LIVING BENEFITS REQUIRING PARTICIPATION IN THE PN PROGRAM;



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Aggressive investment option, or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE SERIES RIDER: The SecureSource series rider requires that your contract value be invested in one of the PN program investment options or model portfolios for the life of the contract. We reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. There is no minimum number of investment options that must be offered in connection with the SecureSource series of riders. Currently the limitation is five, each a fund of funds, from which you may select one. Because you cannot terminate the SecureSource


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS 41 series rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE SERIES RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM FOR THE LIFE OF THE CONTRACT.


TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply while the PN program is in effect.


For the Current Contract, you may transfer contract value from any one subaccount, the regular fixed account (Contract Option L only) and the Special DCA fixed account to another subaccount before the annuitization start date. For the Original Contract, you may transfer contract value from any one subaccount, the one-year fixed account (if included), or the DCA fixed account to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the regular fixed account (Current Contract) and the one-year fixed account (Original Contract). You may not transfer contract value to the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract). You may not transfer contract value from the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract) except as part of automated monthly transfers.


The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
CURRENT CONTRACT:

- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the regular fixed account (Contract Option L only) at any time. However, if you made a transfer from the regular fixed account to the subaccounts, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount to the regular fixed account for six months following that transfer, partial surrender or termination.



- For Contract Option L, you may transfer contract values from the regular fixed account to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, you may transfer the entire contract value to the regular fixed account. We reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with 30 days written notice if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. We reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with 30 days written notice if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract.



- You may not transfer contract values from the subaccounts or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program model portfolio or investment option in effect. (See "Special DCA Fixed Account.")


- After the annuitization start date, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your Special DCA fixed account.

(1) All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.

ORIGINAL CONTRACT:

- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the


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 42  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS
  subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer.



- You may transfer contract values from the one-year fixed account (if included) to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). For Contract Option L, the amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.



- You may not transfer contract values from the subaccounts or the one-year fixed account into the DCA fixed account. However, you may transfer contract values as automated monthly transfers from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, as described above. (See "DCA Fixed Account.")


- After the annuitization start date, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your DCA fixed account.

- We reserve the right to limit the number of transfers you may make in a contract year to 12.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  43

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.


--------------------------------------------------------------------------------
 44  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:

REGULAR MAIL:
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

EXPRESS MAIL:
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

CURRENT CONTRACT:


MINIMUM AMOUNT
Transfers or surrenders: $250 or entire subaccount balance


ORIGINAL CONTRACT:

MINIMUM AMOUNT
Transfers or surrenders:  $500 or entire account balance


ALL CONTRACT:


MAXIMUM AMOUNT
Transfers or surrenders:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS



Your investment professional can help you set up automated transfers among your regular fixed account (Current Contract Option L only), one-year fixed account (Original Contract, if included) or the subaccounts, or automated partial surrenders from the regular fixed account (Current Contract Option L only), one-year fixed account (Original Contract, if included), Special DCA fixed account (Current Contract), DCA fixed account (Original Contract) or the subaccounts.



You can start or stop this service by written request or other method acceptable to us.



You must allow 30 days for us to change any instructions that are currently in place.



- Automated transfers from the one-year fixed account (Original Contract, if included), to any one of the subaccounts may not exceed an amount that, if continued, would deplete one-year fixed account within 12 months.



- Automated transfers from the regular fixed account (Current Contract Option L only) are limited to 30% of the regular fixed account values at the beginning of the contract year or $10,000, whichever is greater.



- Automated surrenders may be restricted by applicable law under some contracts.



- You may not make additional purchase payments if automated partial surrenders are in effect.



- If the PN program is in effect, you are not allowed to set up an automated transfer except in connection with a Special DCA fixed account (Current Contract) or a DCA fixed account (Original Contract) (see "Special DCA Fixed Account, Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Program").



- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.



- If you have one of the SecureSource series of riders, you may set up automated partial withdrawals up to the benefit amount available for withdrawal under the rider.



MINIMUM AMOUNT



CURRENT CONTRACT:


Transfers or surrenders:  $50



ORIGINAL CONTRACT:



Transfers or surrenders:  $100 monthly
                          $250 quarterly, semiannually or annually



--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  45

 3 BY PHONE

Call:
(800) 504-0469

MINIMUM AMOUNT

CURRENT CONTRACT:

Transfers or surrenders:  $250 or entire account balance

ORIGINAL CONTRACT:

Transfers or surrenders:  $500 or entire account balance

MAXIMUM AMOUNT


CURRENT CONTRACT:



Transfers:                Contract value or entire account balance
Surrenders:               $100,000



ORIGINAL CONTRACT:



Transfers:                Contract Value or entire account balance


Surrenders:                $25,000


We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and surrenders are automatically available. You may request that telephone transfers and surrenders not be authorized from your account by writing to us.

SURRENDERS

You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges, or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot take surrenders after the annuitization start date except under Annuity Payout Plan
E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected one of the SecureSource series of riders and your partial surrender in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider may be reduced (see "Optional Benefits"). Any partial surrender request that reverses previous step ups during the 3-year waiting period or exceeds the amount allowed under the rider(s) and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.


In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES
CURRENT CONTRACT:

If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, the Special DCA fixed account and/or the regular fixed account (Contract Option L only) in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after partial surrender is $500.



--------------------------------------------------------------------------------
 46  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

ORIGINAL CONTRACT:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, the DCA fixed account, and/or the one-year fixed account (if included) in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). After executing a partial surrender, the value in each subaccount and one-year fixed account must be either zero or at least $50.

(1) If you elected one of the SecureSource series of riders, you do not have the option to request from which account to surrender.

RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - the distribution is due to plan termination; or

  - you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  47

CHANGING THE ANNUITANT

For the Current Contract, if you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.

For the Original Contract, annuitant changes are not allowed.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.



If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")



If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.



Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) (along with the annuitant for the Original Contract) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. For the Current Contract, the death benefit may change due to a change of ownership. If any owner is older than age 85 immediately following the ownership change, the MAV Death Benefit will terminate, the ROPP Death Benefit will be unavailable, and the Contract Value Death Benefit will apply. If any owner is older than age 79 but all owners are younger than age 86, the MAV Death Benefit will terminate and the ROPP Death Benefit will apply. If all owners are age 79 or younger, the ROPP Death Benefit or MAV Death Benefit will continue. The ROPP Death Benefit and MAV Death Benefit values may be reset (see "Benefits in the Case of Death"). If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee").



The SecureSource -- Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit and the SecureSource -- Single Life riders will continue upon transfer of ownership of the annuity contract and the values may be reset. For SecureSource rider, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.



For the SecureSource Stages NY -- Single Life rider, the rider will terminate if there is a change of ownership unless (1) the new owner assumes total ownership of the contract and is one of the original owners, the covered person, or a non-natural owner holding for the sole benefit of the original owner (e.g., an individual ownership changed to a personal revocable trust.), and (2) the covered person is the same after the ownership change. (See "Optional Benefits.")



The SecureStages NY -- Joint Life rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and is one of the covered spouses, or a non-natural owner holding for the sole benefit of one or both covered spouses (e.g., an individual ownership changed to a personal revocable trust.).



If we waive our right to terminate the rider for any types of assignments or change of ownership other than as specified above, you will be notified in writing, signed by an officer of the company.


BENEFITS IN CASE OF DEATH

CURRENT CONTRACT:

(applications signed on or after July 19, 2010)



--------------------------------------------------------------------------------
 48  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

We will pay the death benefit to your beneficiary upon your death. If a contract has more than one person as the owner, we will pay the benefits upon the first to die of any owner. The basic death benefit available under your contract at contract issue is the ROPP Death Benefit. In addition to the ROPP Death Benefit, we also offer the MAV Death Benefit at contract issue.


If you are age 79 or younger at contract issue, you can elect the optional MAV death benefit. If you are age 80 or older at contract issue, the ROPP Death Benefit will apply.


Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see "Changing Ownership") or continuation of the contract by the spouse under the spousal continuation provision.

We show the death benefit that applies to your contract at issue on your contract's data page. The death benefit determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

We will base the benefit paid on the death benefit coverage in effect on the date of your death.




HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:




                                                                              PS X DB
ADJUSTED PARTIAL SURRENDERS (CALCULATED FOR ROPP AND MAV DEATH BENEFITS)  =  ---------
                                                                                 CV





  PS = the amount by which the contract value is reduced as a result of the partial surrender.



  DB = the applicable ROPP value or MAV on the date of (but prior to) the partial surrender



  CV = contract value on the date of (but prior to) the partial surrender.



COVERED LIFE CHANGE: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.



CONTRACT VALUE DEATH BENEFIT (CV DEATH BENEFIT): is the death benefit available if any owner after an ownership change or spouse who continues the contract under the spousal continuation provision is over age 85 and therefore cannot qualify for the ROPP death benefit. Under this benefit, we will pay the beneficiary the contract value after any rider charges have been deducted.



ROPP VALUE: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.



RETURN OF PURCHASE PAYMENTS (ROPP) DEATH BENEFIT



The ROPP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:



1. the contract value after any rider charges have been deducted, or



2. the ROPP Value.



After a covered life change for a spouse who continues the contract and is age 85 or younger, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid. If the spouse who continues the contract is age 86 or older, the ROPP Death Benefit will not be available and the CV death benefit will apply.



After a covered life change other than for the spouse who continues the contract, if the prior owner and all current owners are eligible for the ROPP death benefit we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.



If the prior owner was not eligible for the ROPP but all current owners are eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.



AS DESCRIBED BELOW, IF YOU ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT THE MAV DEATH BENEFIT. THE DEATH BENEFIT DOES NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THIS DEATH BENEFIT IS APPROPRIATE FOR YOUR SITUATION.



--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  49

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT



The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:



1. contract value after any rider charges have been deducted;



2. the ROPP value as described above; or



3. the MAV.



The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.



After a covered life change for a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid.



After a covered life change other than for a spouse who continues the contract, if all owners are under age 80, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:



(a) the contract value after any rider charges have been deducted, or



(b) the MAV on that date, but prior to the reset.



If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the MAV. If your spouse is over age 79 but younger than age 86 when the contract was continued, the MAV death benefit will terminate and the ROPP death benefit will apply. If your spouse is age 86 or older when the contract was continued, the MAV death benefit will terminate and the CV death benefit will apply.


ORIGINAL CONTRACT:

(applications signed prior to July 19, 2010)


We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner or annuitant, we will pay the benefits upon the first to die of any owner or the annuitant. The basic death benefit available under your contract at contract issue is the ROP Death Benefit. In addition to the ROP Death Benefit, we also offer the MAV Death Benefit at contract issue.

If both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract's data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

We will base the benefit paid on the death benefit coverage you chose when you purchased the contract.

HERE ARE SOME TERMS USED TO DESCRIBE THE DEATH BENEFITS:

                                                                             PS X DB
ADJUSTED PARTIAL SURRENDERS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =  ---------
                                                                                CV



PS    =   the amount by which the contract value is reduced as a result of the partial surrender.
DB    =   the applicable ROP value or MAV on the date of (but prior to) the partial surrender.
CV    =   contract value on the date of (but prior to) the partial surrender.


RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you or the annuitant die before the annuitization start date and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:

1. contract value; or

2. total purchase payments applied to the contract minus adjusted partial surrenders.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


--------------------------------------------------------------------------------
 50  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:

1. contract value;

2. total purchase payments applied to the contract minus adjusted partial surrenders; or

3. the MAV on the date of death.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary. On the first contract anniversary, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total purchase payments applied to the contract minus adjusted partial surrenders.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


IF YOU DIE BEFORE THE ANNUITIZATION START DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.



NONQUALIFIED ANNUITIES


FOR THE CURRENT CONTRACT:


If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.



There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (see "Optional Living Benefits," "Optional Death Benefits" and "Benefits in the Case of Death") If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee").



If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:



- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and



- payouts begin no later than one year after your death, or other date as permitted by the IRS; and



- the payout period does not extend beyond the beneficiary's life or life expectancy.



FOR THE ORIGINAL CONTRACT:


If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.



There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See "Optional Living Benefits" and "Optional Death Benefits".)



If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:



- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and



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- payouts begin no later than one year after your death, or other date as permitted by the IRS; and



- the payout period does not extend beyond the beneficiary's life or life expectancy.



QUALIFIED ANNUITIES


FOR THE CURRENT CONTRACT:


- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see "Optional Living Benefits", "Optional Death Benefits" and "Benefits in the Case of Death"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee"). If your spouse is the sole beneficiary and elects to treat the contract his/her own as an inherited IRA, the SecureSource Stages NY rider will terminate.



  If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.



  If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for their share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse must follow the schedule of minimum withdrawals established based on your life expectancy.



- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:



  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and



  - payouts begin no later than one year following the year of your death; and



  - the payout period does not extend beyond the beneficiary's life or life expectancy.



  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.



  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary



FOR THE ORIGINAL CONTRACT:


- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See "Optional Benefits" and "Optional Death Benefits".)



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- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:



  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and



  - payouts begin no later than one year following the year of your death; and



  - the payout period does not extend beyond the beneficiary's life or life expectancy.



  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the contract value after any rider charges have been deducted.



  In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary



- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS


The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay out obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.



OPTIONAL LIVING BENEFITS



SECURESOURCE STAGES NY RIDERS


The SecureSource Stages NY rider is an optional benefit that you can add to your contract for an additional charge. This benefit is intended to provide to you, after the lifetime benefit is established, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains.



The SecureSource Stages NY rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime. This rider may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed in order to receive the full benefits of the rider.



Your benefits under the rider can be reduced if any of the following occurs:



- If you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;



- If you take a withdrawal and later choose to allocate your contract value to a fund of funds that is more aggressive than the target fund.



The SecureSource Stages NY rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year after the lifetime benefit is established. Your age at the time of the first withdrawal will determine the age band for as long as benefits are payable except as described in the lifetime payment percentage provision.



As long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with excess withdrawal processing. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.



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Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time.



Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.



AVAILABILITY


There are two optional SecureSource Stages NY riders available under your contract:



- SecureSource Stages NY -- Single Life



- SecureSource Stages NY -- Joint Life



The information in this section applies to both SecureSource Stages NY riders, unless otherwise noted.



For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.



The SecureSource Stages NY -- Single Life rider covers one person. The SecureSource Stages NY -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages NY -- Single Life rider or the SecureSource Stages NY -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource Stages NY rider is an optional benefit that you may select for an additional annual charge if:



- SINGLE LIFE: you are 85 or younger on the date the contract is issued; or



- JOINT LIFE: you and your spouse are 85 or younger on the date the contract is issued.



The SecureSource Stages NY riders are not available under an inherited qualified annuity.



The SecureSource Stages NY rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:



- SINGLE LIFE: death (see "At Death" heading below).



- JOINT LIFE: the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below).



KEY TERMS


The key terms associated with the SecureSource Stages NY rider are:



AGE BANDS: Each age band is associated with a lifetime payment percentage. The covered person (JOINT LIFE: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, in addition to your age, other factors determine when you move to a higher age band.



ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the covered person (JOINT LIFE: the younger covered spouse) has reached the youngest age in the first age band.



ANNUAL STEP-UP: an increase in the benefit base or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.



BENEFIT BASE (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn or annuitized and is not payable as a death benefit.



CREDIT BASE (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.



EXCESS WITHDRAWAL: (1) a withdrawal taken before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment after the annual lifetime payment is established.



EXCESS WITHDRAWAL PROCESSING: a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.



LIFETIME PAYMENT PERCENTAGE: used to calculate your annual lifetime payment.



PRINCIPAL BACK GUARANTEE (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.



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REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you take withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. After the annual lifetime payment is established, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.



RIDER CREDIT: an amount that can be added to the benefit base for up to ten years based on a rider credit percentage of 8% for the first credit and 6% thereafter, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Rider credits are available for a ten year rider credit period as follows: If the covered person (Joint life: younger covered spouse) is age 60 or older at issue, you will start receiving credits on the first contract anniversary. If the covered person (Joint life: younger covered spouse) is younger than age 60 at issue, you will start receiving credits on the contract anniversary after the covered person (Joint life: younger covered spouse) reaches age 61. Investment performance and excess withdrawals may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.



WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge.



IMPORTANT SECURESOURCE STAGES NY RIDER CONSIDERATIONS


You should consider whether a SecureSource Stages NY rider is appropriate for you taking into account the following considerations:



- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:



  SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below). This possibility may present itself when there are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.



  JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).



- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. Any withdrawals in the first 10 years (and later, depending on the issue age) will terminate the rider credits. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available ("excess withdrawal"), the guaranteed amounts under the rider will be reduced.



- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must elect one of the investment options under the PN program. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").



  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.



  Immediately following a withdrawal your contract value will be reallocated to the target investment option classification if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option classification that is more aggressive than the Moderate investment option after 30 days written notice.



  After you have taken a withdrawal and prior to any benefit reset, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again and your rider benefit will be reset as follows:



  1. the BB and PBG, will be reset to the contract value, if less than their current amount; and



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      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  55

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  2. the ALP and RALP, if available, will be recalculated.



  You may request to change your investment option by written request on an authorized form or by another method agreed to by us.



- NON-CANCELABLE: Once elected, the SecureSource Stages NY rider may not be cancelled (except as provided under "Rider Termination" heading below) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).



  Dissolution of marriage does not terminate the SecureSource Stages NY -- Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages NY -- Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.



  For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource Stages NY -- Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.



- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".



- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract's FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below.



You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:



- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.



- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). While the rider permits certain excess withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.



LIFETIME BENEFIT DESCRIPTION


SINGLE LIFE ONLY: COVERED PERSON: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.



JOINT LIFE ONLY: COVERED SPOUSES: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses


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lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.



ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the covered person (JOINT LIFE: younger covered spouse) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated.



If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.



SINGLE LIFE: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person's attained age equals age 50.



JOINT LIFE: The ALP is established on the earliest of the following dates:



- The rider effective date if the younger covered spouse has already reached age 50.



- The date the younger covered spouse's attained age equals age 50.



- Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.



- Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): the annual lifetime payment guaranteed for withdrawal for the remainder of the contract year. The RALP is established at the same time as the ALP. The RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.



LIFETIME PAYMENT PERCENTAGE: used to calculate the annual lifetime payment.



For Age band:



Single Life



(i) 50-58, percentage is 4%.



(ii) 59-69, percentage is 5%.



(iii) 70-79, percentage is 5.5%.



(iv) 80 and older, percentage is 6%.



Joint Life



(v) 50-58, percentage is 3.5%.



(vi) 59-69, percentage is 4.5%.



(vii) 70-79, percentage is 5%.



(viii) 80 and older, percentage is 5.5%



The age band for the lifetime payment percentage is determined at the following times:



- When the ALP is established: The age band for the lifetime payment percentage is the percentage for the covered person's attained age (JOINT LIFE: younger covered spouse's attained age).



- On the covered person's subsequent birthdays (JOINT LIFE: younger covered spouses subsequent birthdays): Except as noted below, if the covered person's new attained age (JOINT LIFE: younger covered spouses attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any rider fee increase or if a withdrawal has been taken since the ALP was established, then the lifetime payment percentage will not change on subsequent birthdays.)



- Upon annual step-ups. (see "Annual Step-Ups" below).



- For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage:(A) If no withdrawal has been taken since the ALP was established and no rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse's attained age.(B) If the ALP is not


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      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  57
  established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse's attained age will be used to determine the age band for the lifetime payment percentage.



In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse's attained age.



DETERMINATION OF ADJUSTMENTS OF BENEFIT VALUES: Your lifetime benefit values benefit base (BB), credit base (CB)) and principal back guarantee (PBG) are determined at the following times and are subject to a maximum amount of $10 million each:



- On the contract date: The CB, BB and PBG are set equal to the initial purchase payment.



When an additional purchase payment is made: If the CB is greater than zero, the CB will be increased by the amount of each additional purchase payment. The BB and PBG will be increased by the amount of each additional purchase payment.



- When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits.



Whenever a withdrawal is taken:



  (a) if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.



  (b) if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the adjustment amount and the PBG will be reduced by the greater of the amount of the withdrawal or the adjustment amount but it will not be less than zero. The adjustment amount is calculated as follows:



G X H     where:
---
  I




          G = the amount the contract value is reduced by the withdrawal



          H = the BB or PBG (as applicable) on the date of (but prior to) the withdrawal



          I = the contract value on the date of (but prior to) the withdrawal.



  (c) If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:



          The PBG will be reset to the lesser of:



          (i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or



          (ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:




A X B     where:
---
  C




          A = the amount of the withdrawal minus the RALP



          B = the PBG minus the RALP on the date of (but prior to) the withdrawal



          C = the contract value on the date of (but prior to) the withdrawal minus the RALP



The BB will be reduced by an amount as calculated below:



D X E     where:
---
  F




          D = the amount of the withdrawal minus the RALP



          E = the BB on the date of (but prior to) the withdrawal



          F = the contract value on the date of (but prior to) the withdrawal minus the RALP.



RIDER ANNIVERSARY PROCESSING: The following describes how the BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.



RIDER CREDITS: If you did not take any withdrawals (including not taking withdrawals before rider credits are available) and you did not decline any rider fee increase, rider credits are available for a ten year period as follows:



  - If the covered person (Joint life: younger covered spouse) is age 60 or older at issue, you will start receiving credits on the first contract anniversary.



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  - If the covered person (Joint life: younger covered spouse) is younger than age 60 at issue, you will start receiving credits on the contract anniversary after the covered person (Joint life: younger covered spouse) reaches age 61.



If the first rider credit is received on the first anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. If the first rider credit is received on any other anniversary, the rider credit equals the CB as of the prior anniversary multiplied by 8%. On any subsequent rider credit dates, the rider credit equals the CB as of the prior anniversary multiplied by 6%. If the first rider credit is received on the first anniversary, the BB will be set to the greater of the current BB, or the BB 180 days following the contract date, increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. For rider credits received on any other anniversary, the BB will be set to the greater of the current BB, or the BB on the prior anniversary increased by the rider credit and any additional purchase payments since the prior anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the last rider credit date, after any adjustment to the BB, and there will be no additional rider credits.



ANNUAL STEP UPS: Beginning with the first rider anniversary, an annual step-up may be available. If you decline any annual rider fee increase, future annual step-ups will no longer be available.



The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person's attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.



OTHER PROVISIONS


REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:



- The annual lifetime payment is established;



- The RMD is for your contract alone;



- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.



RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawals taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. See Appendix F for additional information.



SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages NY -- Single Life rider terminates.



JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages NY -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.



Unless you decline a rider fee increase, a step-up may be available at the time of spousal continuation. All annual step-up rules (see "Rider Anniversary Processing -- Annual Step-Up" heading above) also apply to the spousal continuation step-up except that the RALP will be reduced for any prior withdrawals in that contract year. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.



RULES FOR SURRENDER: Minimum contract values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.



If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:



- If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (JOINT LIFE: both covered spouses).



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      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  59

- If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (JOINT LIFE: both covered spouses).



In either case above:



  - These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.



  - We will no longer accept additional purchase payments.



  - No more charges will be collected for the rider.



  - The current ALP is fixed for as long as payments are made.



  - The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.



  - The amount paid in the current contract year will be reduced for any prior withdrawals in that year.



- If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.



- If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.



AT DEATH:


SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.



JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.



If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:



- elect to take the death benefit under the terms of the contract, or



- elect to take the principal back guarantee available under this rider, or



- continue the contract and the SecureSource Stages NY -- Joint Life rider under the spousal continuation option.



For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:



- If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.



- If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band



- will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.



In either of the above cases:



- After the date of death, there will be no additional rider credits or annual step-ups.



- The amount paid in the current contract year will be reduced for any prior withdrawals in that year.



On the date of death (JOINT LIFE: remaining covered spouse's date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.



If the PBG equals zero, the benefit terminates. No further payments are made.



CONTRACT OWNERSHIP CHANGES AND ASSIGNMENTS:


SINGLE LIFE: The rider will terminate if there is an assignment or a change of ownership unless (1) the new owner or assignee assumes total ownership of the contract and is one of the original owners, the covered person, or a non-natural owner holding for the sole benefit of the original owner (e.g., an individual ownership changed to a personal revocable trust.), and (2) the covered person is the same after the ownership change.



JOINT LIFE: The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and is one of the covered spouses, or a non-natural owner holding for the sole benefit of one or both covered spouses (e.g., an individual ownership changed to a personal revocable trust).



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 60  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

Currently we waive our right to terminate the rider for any types of assignments or change of ownership other than as specified above. You will be notified in writing signed by an officer of the company if we change our practice.



ANNUITY PROVISIONS: If your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages NY rider. Under the rider's payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (JOINT LIFE: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.



If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.



RIDER TERMINATION


The SecureSource Stages NY rider cannot be terminated either by you or us except as follows:



- The rider will terminate if there are certain changes of ownership. (See "Contract Ownership Changes and Assignments" above).



- SINGLE LIFE: after the death benefit is payable, the rider will terminate.



- SINGLE LIFE: spousal continuation will terminate the rider.



- JOINT LIFE: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.



- On the annuitization start date, the rider will terminate.



- You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See "Charges -- SecureSource Stages NY rider fee").



- When the contract value is zero and either the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.



- Termination of the contract for any reason will terminate the rider.



For an example, see Appendix E.



ACCUMULATION PROTECTOR BENEFIT RIDER


The Accumulation Protector Benefit rider is an optional benefit, available for contract applications signed on or after July 19, 2010, that you may select for an additional charge. We have offered a different version of the Accumulation Protector Benefit rider for the Original Contract with applications signed prior to June 1, 2009. The description of the Accumulation Protector Benefit rider in this section applies to both Original and Current contracts unless noted otherwise. The Accumulation Protector Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Protector Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Protector Benefit rider, the Accumulation Protector Benefit rider ends without value and no benefit is payable.



If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.



For the Current Contract, if you are (or if the owner is a non-natural person, then the annuitant is) age 80 or younger at contract issue, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. For the Original Contract, you may have elected the Accumulation Protector Benefit rider at the time you purchased your contract and the rider effective date was the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. After the waiting period, you have the following options:



- Continue your contract;



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      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  61

- Take partial surrenders or make a full surrender; or



- Annuitize your contract.



The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource Stages NY rider.



You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:



- you must participate in the PN program and you must elect one of the PN program investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and we will make monthly transfers into the PN program investment option you have chosen. (See "Making the Most of Your Contract -- Portfolio Navigator Program");



- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider. Some exceptions apply (see "Additional Purchase Payments with Elective Step Up" below). For the Current Contract, if we waive any restrictions on additional purchase payments, you will be notified in writing signed by an officer of the company;



- if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase more than 0.20 percentage points whenever the remaining waiting period just prior to the change is less than three years. (see "Waiting Period" below).



Be sure to discuss with your investment professional whether an Accumulation Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:



BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.



MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.



ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:



  (a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and



  (b) is the MCAV on the date of (but immediately prior to) the partial surrender.



WAITING PERIOD: The waiting period for the rider is 10 years.



The waiting period may restart on the latest contract anniversary if you change your investment option, resulting in a rider fee increase of more than 0.20 percentage points, and the remaining waiting period before the change was less than three years.



Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.



AUTOMATIC STEP UP



On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:



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 62  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

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  1. 80% of the contract value on the contract anniversary; or



  2. the MCAV immediately prior to the automatic step up.



The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.



The automatic step up of the MCAV does not restart the waiting period or increase the fee (although the total charge for the rider may increase).



ELECTIVE STEP UP OPTION



Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.



We may increase the fee for your rider (see "Charges -- Accumulation Protector Benefit Rider Charge"). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.



The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.



The elective step up option is not available for inherited IRAs or for the Current Contract only, if the benefit date would be after the annuitization start date.



ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS -- CURRENT CONTRACT ONLY



If your MCAV is increased as a result of elective step up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments received during this period. We reserve the right to change these additional purchase payment limitations.



SPOUSAL CONTINUATION



If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the fee for the Accumulation Protector Benefit rider, the spouse will pay the fee that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.



CHANGE OF OWNERSHIP OR ASSIGNMENT -- CURRENT CONTRACT ONLY



A change of ownership or assignment to an institutional investor, settlement company, or other non-natural owner who is not holding for the sole benefit of the original owner will terminate the rider. If we waive our right to terminate the rider for any type of assignments or ownership changes as specified above, you will be notified in writing, signed by an officer of the company.



TERMINATING THE RIDER



The rider will terminate under the following conditions:



The rider will terminate before the benefit date without paying a benefit on the date:



- you take a full surrender;



- annuitization begins;



- the contract terminates as a result of the death benefit being paid; or



- when a beneficiary elects an alternative payment plan which is an inherited
  IRA.



The rider will terminate on the benefit date.



For an example, see Appendix D.



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OPTIONAL LIVING BENEFITS



(FOR CONTRACT APPLICATIONS SIGNED BEFORE JULY 19, 2010)


Disclosure for SecureSource riders may be found in the Appendix C.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below, except under annuity payout Plan E. (See
"Charges -- Surrender charge under Annuity Payout Plan E").


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. The Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:
- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the annuitant's age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)



Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 3.5% rate of return, which is reinvested and helps to support future payouts. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return.


Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose an annuity payout plan by giving us written instructions at least 30 days before the annuitization start date. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


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- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% based on the assumed investment return of 3.5%. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH A SECURESOURCE RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the number of years it will take to deplete the RBA by paying the GBP each year is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "SecureSource Riders Disclosure"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.



ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the annuitization start date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:





- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or



- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.



For qualified and nonqualified contracts with the SecureSource Stages NY rider, if the annuitization start date is the latest date as described in the "Annuitization Start Date" provision, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider's payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (JOINT LIFE: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee.



You must select a payout plan as of the annuitization start date set forth in your contract.



IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.



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IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.



DEATH AFTER ANNUITY PAYOUTS BEGIN: If you (Current Contract), or you or the annuitant (Original Contract) die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.


SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Annuitization Start Date").


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ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For
nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if surrenders are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable surrender on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended Form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the surrender in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any surrenders from either contract.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


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ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

- to pay certain medical or education expenses (IRAs only); or


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- if the distribution is made from an inherited IRA.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If you Die Before the Annuitization Start Date").

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death (Current Contract), or your or the annuitant's death (Original Contract) as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.


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SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio -- Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.


PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.75% each time a purchase payment is made for contract Option L and 1% for contract Option C. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.



- We may pay selling firms an additional sales commission of up to 1% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.



- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We may offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:



  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;



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  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;



  - providing service to contract owners; and



  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.



These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.


SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS
- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life of NY issues the contracts. We are located at 20 Madison Avenue Extension, Albany, NY 12203 and are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.


LEGAL PROCEEDINGS


Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), compensation arrangements and anticompetitive activities.



--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  71

RiverSource Life of NY is involved in the normal course of business in a number of other legal, arbitration and regulatory proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



--------------------------------------------------------------------------------
 72  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

                                   APPENDICES

                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE



APPENDIX NAME                               PAGE #   CROSS-REFERENCE                             PAGE #
Appendix A: Example -- Surrender Charges             Charges -- Surrender Charge
for Contract Option L                       p.74                                                  p.32
Appendix B: Example -- Death Benefits       p.83     N/A
Appendix C: SecureSource Riders                      Optional Benefits -- Optional Living
Disclosure                                  p.85     Benefits                                     p.53
Appendix D: Example -- Accumulation                  Optional Benefits -- Optional Living
Protector Benefit Rider                     p.97     Benefits                                     p.53
Appendix E: Example -- SecureSource                  Condensed Financial Information
Series of Riders                            p.98     (Unaudited)                                  p.15
Appendix F: SecureSource Series of
Riders -- Additional RMD Disclosure         p.103
Appendix G: Condensed Financial
Information (Unaudited)                     p.105



The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, Special DCA fixed account (Current Contract), DCA fixed account (Original Contract), regular fixed account (Current Contract) and one-year fixed account (Original Contract) and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices include a partial surrender to illustrate the effect of a partial surrender on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial surrenders from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  73

APPENDIX A: EXAMPLE -- SURRENDER CHARGES FOR CONTRACT OPTION L

EXAMPLE -- SURRENDER CHARGES

We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:

Current Contract:
     PPS    =    PPSC + PPF
     PPSC   =    purchase payments surrendered that could be subject to a surrender charge
            =    (PS - FA) / (CV - FA) x (PP - PPF)
     PPF    =    purchase payments surrendered that are not subject to a surrender charge
            =    FA - contract earnings, but not less than zero
     PP     =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     PS     =    amount the contract value is reduced by the surrender
     FA     =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     CV     =    contract value prior to the surrender

Original Contract:
     PPS    =    XSF + (ACV - XSF) / (CV - TFA) x (PPNPS - XSF)
     XSF    =    10% of prior anniversary's contract value - contract earnings, but not less than zero
     ACV    =    amount the contract value is reduced by the surrender - contract earnings, but not less than zero
     TFA    =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     PPNPS  =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     CV     =    contract value prior to the surrender


When determining the surrender charge, contract earnings are defined as the contract value, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, the regular fixed account (Current Contract), the one-year fixed account (Original Contract), the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract). If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.

The examples below show how the surrender charge for a full and partial surrender is calculated for Contract Option L with a four-year surrender charge schedule. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.


--------------------------------------------------------------------------------
 74  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

CURRENT CONTRACT: FULL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment;

- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously        50.000.00             50.000.00
                                            surrendered (PP):
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the total free amount (FA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                 FA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine PPF, the amount by which the
          total free amount (FA) exceeds earnings.
                                      Total free amount (FA):        10,000.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                PPF (but not less than zero):             0.00              4,200.00

STEP 4.   Next we determine PS, the amount by which the
          contract value is reduced by the surrender.
                                                          PS:        60,000.00             40,000.00

STEP 5.   Now we can determine how much of the PP is being
          surrendered (PPS) as follows:
          PPS = PPF + PPSC
              = PPF + (PS - FA) / (CV - FA) X (PP - PPF)
                                            PPF from Step 3 =             0.00              4,200.00
                                             PS from Step 4 =        60,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                             FA from Step 2 =        10,000.00              4,200.00
                                             PP from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =        50,000.00             50,000.00


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  75

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:        50,000.00             50,000.00
                                                    less PPF:             0.00              4,200.00
                                                                    ----------            ----------
          PPSC = amount of PPS subject to a surrender charge:        50,000.00             45,800.00
                     multiplied by the surrender charge rate:           x 6.0%                x 6.0%
                                                                    ----------            ----------
                                            surrender charge:         3,000.00              2,748.00

STEP 7.   The dollar amount you will receive as a result of
          your full surrender is determined as:
                                  Contract value surrendered:        60,000.00             40,000.00
                                            SURRENDER CHARGE:        (3,000.00)            (2,748.00)
              Contract charge (assessed upon full surrender):           (40.00)               (40.00)
                                                                    ----------            ----------
                                 NET FULL SURRENDER PROCEEDS:       $56,960.00            $37,212.00




--------------------------------------------------------------------------------
 76  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

CURRENT CONTRACT: PARTIAL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment;

- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously        50,000.00             50,000.00
                                            surrendered (PP):
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the total free amount (FA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                 FA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine PPF, the amount by which the
          total free amount (FA) exceeds earnings
                                      Total free amount (FA):        10,000.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                PPF (but not less than zero):             0.00              4,200.00

STEP 4.   Next we determine PS, the amount by which the
          contract value is reduced by the surrender
                PS (determined by iterative process described        15,319.15             15,897.93
                                                      above):

STEP 5.   Now we can determine how much of the PP is being
          surrendered (PPS) as follows:
          PPS = PPF + PPSC
              = PPF + (PS - FA) / (CV - FA) X (PP - PPF)
                                            PPF from Step 3 =             0.00              4,200.00
                                             PS from Step 4 =        15,319.15             15,897.93
                                             CV from Step 1 =        60,000.00             40,000.00
                                             FA from Step 2 =        10,000.00              4,200.00
                                             PP from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =         5,319.15             19,165.51


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  77

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:         5,319.15             19,165.51
                                                    less PPF:             0.00              4,200.00
                                                                    ----------            ----------
          PPSC = amount of PPS subject to a surrender charge:         5,319.15             14,965.51
                     multiplied by the surrender charge rate:           x 6.0%                x 6.0%
                                                                    ----------            ----------
                                            surrender charge:           319.15                897.93

STEP 7.   The dollar amount you will receive as a result of
          your partial surrender is determined as:
                                  Contract value surrendered:        15,319.15             15,897.93
                                            SURRENDER CHARGE:          (319.15)              (897.93)
                                                                    ----------            ----------
                              NET PARTIAL SURRENDER PROCEEDS:       $15,000.00            $15,000.00




--------------------------------------------------------------------------------
 78  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

ORIGINAL CONTRACT: FULL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the SURRENDER charge on a contract with a four-year (from the date of EACH purchase payment) SURRENDER charge schedule and with the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment; and

- you SURRENDER the contract for its total value during the fourth contract year after you made the single purchase payment. The SURRENDER charge percentage in the fourth year after a purchase payment is 6.0%; and

- you have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to SURRENDER:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of SURRENDER
          as:
                 Contract value just prior to SURRENDER (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                         surrendered (PPNPS):        50,000.00             50,000.00
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value surrendered exceeds earnings.
                                  Contract value surrendered:        60,000.00             40,000.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):        50,000.00             40,000.00

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00

STEP 5. Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:

          PPS = XSF + (ACV - XSF) /(CV - TFA) X (PPNPS - XSF)

                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =        50,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPS from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =        50,000.00             50,000.00


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  79

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:        50,000.00             50,000.00
                                                    less XSF:             0.00              4,200.00
                                                                    ----------            ----------
                 amount of PPS subject to a surrender charge:        50,000.00             45,800.00
                     multiplied by the surrender charge rate:           x 6.0%                x 6.0%
                                                                    ----------            ----------
                                            surrender charge:         3,000.00              2,748.00

STEP 7.   The dollar amount you will receive as a result of
          your full surrender is determined as:
                                  Contract value surrendered:        60,000.00             40,000.00
                                            SURRENDER CHARGE:        (3,000.00)            (2,748.00)
              Contract charge (assessed upon full surrender):           (40.00)               (40.00)
                                                                    ----------            ----------
                                 NET FULL SURRENDER PROCEEDS:       $56,960.00            $37,212.00




--------------------------------------------------------------------------------
 80  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

PARTIAL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the date of EACH purchase payment) surrender charge schedule and with the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment; and

- you request a partial surrender of $15,000 during the fourth contract year after you made the single purchase payment. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and

- you have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                       Contract value just prior to surrender       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                         surrendered (PPNPS):        50,000.00             50,000.00
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00

STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00

STEP 3.   Next we determine ACV, the amount by which the
          contract value surrendered exceeds earnings.
                                  Contract value surrendered:        15,319.15             15,897.93
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):         5,319.15             15,897.93

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  81

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS

STEP 5.   Now we can determine how much of the PPNPS is being
          surrendered(PPS) as follows:
              PPS = XSF + (ACV - XSF) / (CV - TFA) X (PPNPS -
                                                         XSF)
                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =         5,319.15             15,897.93
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPS from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =         5,319.15             19,165.51

STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:         5,319.15             19,165.51
                                                    less XSF:             0.00              4,200.00
                                                                    ----------            ----------
                 amount of PPS subject to a surrender charge:         5,319.15             14,965.51
                     multiplied by the surrender charge rate:           x 6.0%                x 6.0%
                                                                    ----------            ----------
                                            surrender charge:           319.15                897.93

STEP 7.   The dollar amount you will receive as a result of
          your partial surrender is determined as:
                                  Contract value surrendered:        15,319.15             15,897.93
                                            SURRENDER CHARGE:          (319.15)              (897.93)
                                                                    ----------            ----------
                              NET PARTIAL SURRENDER PROCEEDS:       $15,000.00            $15,000.00




--------------------------------------------------------------------------------
 82  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

APPENDIX B: EXAMPLE -- DEATH BENEFITS

CURRENT CONTRACT:

EXAMPLE -- ROPP DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $20,000; and

- on the first contract anniversary you make an additional purchase payment of $5,000; and

- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and

- During the third contract year the contract value grows to $23,000.

WE CALCULATE THE ROPP DEATH BENEFIT AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $23,000.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,704.55
             $22,000
                                                                                      ----------
        for a death benefit of:                                                       $23,295.45
                                                                                      ----------



  THE ROPP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000; and

- on the first contract anniversary the contract value grows to $26,000; and

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $20,500.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,704.55
             $22,000
                                                                                      ----------
        for a death benefit of:                                                       $23,295.45
                                                                                      ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
        Greatest of your contract anniversary values:                                 $26,000.00
        plus purchase payments made since the prior anniversary:                           +0.00
        minus the death benefit adjusted partial surrenders, calculated as:

        $1,500 x $26,000
        ----------------  =                                                            -1,772.73
             $22,000
                                                                                      ----------

        for a death benefit of:                                                       $24,227.27
                                                                                      ----------




  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  83

ORIGINAL CONTRACT:

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $20,000. You select contract Option L; and

- on the first contract anniversary you make an additional purchase payment of $5,000; and

- during the second contract year the contract value falls to $22,000 and you take a $1,500 partial surrender, including surrender charge; and

- during the third contract year the contract value grows to $23,000.

WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $23,000.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,704.55
             $22,000
                                                                                      ----------
        for a death benefit of:                                                       $23,295.45
                                                                                      ----------




  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000. You select contract Option L; and

- on the first contract anniversary the contract value grows to $26,000; and

- during the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $20,500.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,704.55
             $22,000
                                                                                      ----------
        for a death benefit of:                                                       $23,295.45
                                                                                      ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
        Greatest of your contract anniversary values:                                 $26,000.00
        plus purchase payments made since the prior anniversary:                           +0.00
        minus the death benefit adjusted partial surrenders, calculated as:

        $1,500 x $26,000
        ----------------  =                                                            -1,772.73
             $22,000
                                                                                      ----------

        for a death benefit of:                                                       $24,227.27
                                                                                      ----------



THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
IS THE MAV:                                                           $24,227.27


--------------------------------------------------------------------------------
 84  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

APPENDIX C: SECURESOURCE RIDERS DISCLOSURE

SECURESOURCE RIDERS

There are two optional SecureSource riders available under your contract:

- SecureSource - Single Life; or

- SecureSource - Joint Life.

The information in this section applies to both SecureSource riders, unless otherwise noted.

The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource rider is an optional benefit that you may select for an additional annual charge if:

- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource rider is not available under an inherited qualified annuity.

The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 68, or the rider effective date if the younger covered spouse is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  85

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").


The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your PN program investment option, the rider charge may change (see "Charges").


If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).


--------------------------------------------------------------------------------
 86  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

      (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

      (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

      Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and we will make monthly transfers into the PN program investment option you have chosen. You may make two elective PN program investment option changes per contract year; we reserve the right to limit elective PN program investment option changes if required to comply with the written instructions of a fund (see "Market Timing").



  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your PN program investment option to any available investment option.



  Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current PN program investment option is more aggressive than the target PN program investment option. If you are in the static model portfolio this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option changes per contract year and will not cause your rider fee to increase. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.



  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your PN program investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:


  (a) the total GBA will be reset to the lesser of its current value or the contract value; and

  (b) the total RBA will be reset to the lesser of its current value or the contract value; and

  (c) the ALP, if established, will be reset to the lesser of its current value or:

       - SINGLE LIFE: 6%;

       - JOINT LIFE: 5.5%,

       of the contract value; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.


  You may request to change your investment option by written request on an authorized form or by another method agreed to by us.


  You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You

--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS 87 should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:
WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment.


--------------------------------------------------------------------------------
 88  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

   (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

   (a) less than or equal to the total RBP -- the GBP remains unchanged.

   (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  89

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68.

- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is:

- SINGLE LIFE: $300,000;

- JOINT LIFE: $275,000.

Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68 -- the ALP is established as 6% of the total RBA.

- JOINT LIFE: The ALP is established as 5.5% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 68.

  (b) the rider anniversary on/following the date the younger covered spouse reaches age 68.


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  (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 68; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 68; or

       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 68.

  (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 68; or

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 68.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by:

- SINGLE LIFE: 6%;

- JOINT LIFE: 5.5%,

of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by:

- SINGLE LIFE: 6%;

- JOINT LIFE: 5.5%,

The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or

    - SINGLE LIFE: 6%;

    - JOINT LIFE: 5.5%,

of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The RALP is established at the same time as the ALP, and:

   (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to:

    - SINGLE LIFE: 6%;

    - JOINT LIFE: 5.5%,

of purchase payments.

   (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by:

    - SINGLE LIFE: 6%;

    - JOINT LIFE: 5.5%.


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- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by:

    - SINGLE LIFE: 6%;

    - JOINT LIFE: 5.5%,

of the purchase payment amount.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix E for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or:

    - SINGLE LIFE: 6%;

    - JOINT LIFE: 5.5%,

of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.


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The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

(a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

(b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or:

    - SINGLE LIFE: 6%;

    - JOINT LIFE: 5.5%,

of the contract value on the step up date.

- The RALP will be reset as follows:

(a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

(b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource -- Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to the spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 68 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource -- Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal

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

continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 68, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.

    (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

    - SINGLE LIFE: covered person;

    - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.


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AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.


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- If the ALP has been established and the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.

5. When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.


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APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER

EXAMPLE:

The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

- You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.

- You make no additional purchase payments.

- You do not exercise the elective step-up option.


                                                  PARTIAL                                                   HYPOTHETICAL
                                                 SURRENDER    MCAV ADJUSTMENT               ACCUMULATION       ASSUMED
END OF                                          (BEGINNING      FOR PARTIAL                    BENEFIT        CONTRACT
CONTRACT YEAR                                    OF YEAR)        SURRENDER         MCAV        AMOUNT           VALUE

1                                                      0               0         100,000            0          112,000

2                                                      0               0         102,400            0          128,000

3                                                      0               0         108,000            0          135,000

4                                                      0               0         108,000            0          118,000

5                                                      0               0         108,000            0          100,000

6                                                  2,000           2,160         105,840            0          122,000

7                                                      0               0         112,000            0          140,000

8                                                      0               0         112,000            0          121,000

9                                                  5,000           4,628         107,372            0           98,000

10                                                     0               0         107,372       22,372           85,000




--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  97

APPENDIX E: EXAMPLE -- SECURESOURCE SERIES OF RIDERS

EXAMPLE: SECURESOURCE STAGES NY RIDERS

EXAMPLE #1: SINGLE LIFE BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 65.

- Annual step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate investment option at issue.



                                          HYPOTHETICAL
CONTRACT                                     ASSUMED                                                               LIFETIME
DURATION     PURCHASE       PARTIAL         CONTRACT                                                                PAYMENT
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE            BB             PBG           ALP         RALP        PERCENT

At Issue     $100,000            NA         $100,000       $  100,000     $  100,000     $  5,000     $  5,000          5%

1                   0             0           98,000          108,000        100,000        5,400        5,400          5%

2                   0             0          105,000          114,000        105,000        5,700        5,700          5%

3                   0             0          118,000          120,000        118,000        6,000        6,000          5%

3.5                 0         6,000          112,000          120,000        112,000        6,000            0          5%

4                   0             0          115,000          120,000        115,000        6,000        6,000          5%

5                   0             0          130,000          130,000        130,000      7,150(1)     7,150(1)       5.5%(1)

6                   0             0          110,000          130,000        130,000        7,150        7,150        5.5%

7                   0             0          100,000          130,000        130,000        7,150        7,150        5.5%

7.5                 0        10,000           90,000        117,000(2)     108,000(2)     6,435(2)           0        5.5%

8                   0             0           80,000          117,000        108,000        6,435        6,435        5.5%

9                   0             0           95,000          117,000        108,000        6,435        6,435        5.5%


(1) Because the annual step-up increased the BB on the anniversary and the covered person's attained age is in a higher age band, the Lifetime Payment Percentage increased.
(2) The $10,000 withdrawal is greater than the $7,150 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in the "Lifetime Benefit Description - Determination of Adjustment of Benefit Values".

EXAMPLE #2: JOINT LIFE BENEFIT
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You and your spouse are joint owners and are both age 58.

- Annual step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate investment option at issue.



                                                             HYPOTHETICAL
CONTRACT                                                        ASSUMED
DURATION                        PURCHASE       PARTIAL         CONTRACT
IN YEARS                        PAYMENTS     WITHDRAWALS         VALUE            BB             PBG           ALP         RALP

At Issue                        $100,000            NA         $100,000       $  100,000     $  100,000     $  3,500     $  3,500

1                                      0             0           98,000          100,000        100,000      4,500(1)     4,500(1)

2                                      0             0          105,000          105,000        105,000        4,725        4,725

3                                      0             0          104,000        113,000(2)       105,000        5,085        5,085

4                                      0             0          115,000          119,000        115,000        5,355        5,355

4.5                                    0         5,355          109,645          119,000        109,645        5,355            0

5                                      0             0          130,000          130,000        130,000        5,850        5,850

6                                      0             0          110,000          130,000        130,000        5,850        5,850

7                                      0             0          100,000          130,000        130,000        5,850        5,850


--------------------------------------------------------------------------------
 98  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

                                                             HYPOTHETICAL
CONTRACT                                                        ASSUMED
DURATION                        PURCHASE       PARTIAL         CONTRACT
IN YEARS                        PAYMENTS     WITHDRAWALS         VALUE            BB             PBG           ALP         RALP

7.5                                    0        10,000           90,000        117,000(3)     108,000(3)     5,265(3)           0

8                                      0             0           80,000          117,000        108,000        5,265        5,265

9                                      0             0           95,000          117,000        108,000        5,265        5,265

CONTRACT                        LIFETIME
DURATION                         PAYMENT
IN YEARS                         PERCENT

At Issue                           3.5%

1                                  4.5%

2                                  4.5%

3                                  4.5%

4                                  4.5%

4.5                                4.5%

5                                  4.5%

6                                  4.5%

7                                  4.5%

7.5                                4.5%

8                                  4.5%

9                                  4.5%


(1) Because the younger covered spouse's attained age is in a higher age band and no withdrawal has been taken, the Lifetime Payment Percentage increased.
(2) You begin receiving credits on the anniversary after the younger covered spouse turns age 61.
(3) The $10,000 withdrawal is greater than the $5,850 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in the "Lifetime Benefit Description - Determination of Adjustment of Benefit Values".

EXAMPLE: SECURESOURCE RIDERS

EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 63.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.



                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

5                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

5.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

6                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

6.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

7                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

7.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.



(1) Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.

(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
      RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  99

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 68.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 68 and is the new covered person.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       6,600(5)    6,600(5)

7                   0             0          105,000        125,000      125,000      8,750      8,750       6,600       6,600



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------
 100  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are age 62 and your spouse is age 63.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target investment option under the contract is the Moderate PN program investment option.


- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                       LIFETIME BENEFIT
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                   WITHDRAWAL
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

6                   0             0           75,000         90,000       90,000      6,300      6,300       4,950(2)    4,950(2)

6.5                 0         4,950           70,000         90,000       85,050      6,300      1,350       4,950           0

7                   0             0           69,000         90,000       85,050      6,300      6,300       4,950       4,950

7.5                 0         6,300           62,000         90,000       78,750      6,300          0       3,410(3)        0

8                   0             0           64,000         90,000       78,750      6,300      6,300       3,520       3,520

8.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       2,805(4)        0

9                   0             0           55,000         55,000       55,000      3,850      3,850       3,025       3,025

9.5                 0             0           54,000         55,000       55,000      3,850      3,850       3,025       3,025

10                  0             0           52,000         55,000       55,000      3,850      3,850       3,025       3,025



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,025 each year until the later of your spouse's death or the RBA is reduced to zero.



(1) Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.

(2) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 68 as 5.5% of the RBA.
(3) The $6,300 withdrawal is greater than the $4,950 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,520 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP.

The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
     RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  101

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract

- You are age 71 and your spouse is age 70.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                                                                                                         LIFET-
                                                                                                                           IME
                                                                                                                         BENEF-
                                                                                                                           IT
                                                             HYPOTHETICAL                                                WITHD-
                                                                ASSUMED              BASIC WITHDRAWAL BENEFIT             RAWAL
CONTRACT                          PURCHASE      PARTIAL        CONTRACT      ----------------------------------------    ------
DURATION                          PAYMENTS    WITHDRAWALS        VALUE          GBA         RBA        GBP       RBP       ALP

At issue                          $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000    $5,500

1                                        0            0         105,000       105,000     105,000     7,350     7,000(1)  5,775

2                                        0            0         110,000       110,000     110,000     7,700     7,000(1)  6,050

3                                        0            0         110,000       110,000     110,000     7,700     7,700(2)  6,050

3.5                                      0        6,050         110,000       110,000     103,950     7,700     1,650     6,050

4                                        0            0         115,000       115,000     115,000     8,050     8,050     6,325

4.5                                      0        8,050         116,000       115,000     106,950     8,050         0     6,325(3)

5                                        0            0         120,000       120,000     120,000     8,400     8,400     6,600

5.5                                      0       10,000         122,000       120,000(4)  110,000(4)  8,400         0     6,600(4)

6                                        0            0         125,000       125,000     125,000     8,750     8,750     6,875

6.5                                      0            0         110,000       125,000     125,000     8,750     8,750     6,875

7                                        0            0         105,000       125,000     125,000     8,750     8,750     6,875

                                  LIFET-
                                    IME
                                  BENEF-
                                    IT
                                  WITHD-
                                   RAWAL
CONTRACT                          ------
DURATION                           RALP

At issue                          $5,500

1                                  5,500(1)

2                                  5,500(1)

3                                  6,050(2)

3.5                                    0

4                                  6,325

4.5                                    0

5                                  6,600

5.5                                    0

6                                  6,875

6.5                                6,875

7                                  6,875



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,875 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,325 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $6,600 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 102  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

APPENDIX F: SECURESOURCE SERIES OF RIDERS -- ADDITIONAL RMD DISCLOSURE



This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource series of riders to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:



For SecureSource Stages NY riders, each calendar year if your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the ALP,





    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the ALP.



    - The LABA will be reduced by the total of the amount that each withdrawal in the current calendar year exceeds the RALP at the time of each withdrawal, but shall not be reduced to less than zero.



    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.



    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed combined RALP and LABA values.



    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource Stages NY riders.



For SecureSource riders,



(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA, it is greater than the RBP from the beginning of the current contract year,


    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource rider.


(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,


    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed combined RALP and LABA values.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource series of riders.


(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,


    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.


--------------------------------------------------------------------------------
     RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  103

    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.




The ALERMDA is:



(1) determined by us each calendar year;



(2) based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;



(3) based solely on the value of the contract to which the SecureSource series of riders is attached as of the date we make the determination;



(4) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



(5) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:



      1. an individual retirement annuity (Section 408(b));



      2. a Roth individual retirement account (Section 408A);



      3. a Simplified Employee Pension plan (Section 408(k));



      4. a tax-sheltered annuity rollover (Section 403(b)).



In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.



In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.



Please contact your tax advisor about the impact of those rules prior to purchasing the SecureSource series of riders.



--------------------------------------------------------------------------------
 104  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

APPENDIX G: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2010. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.





VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                            2010    2009    2008    2007    2006    2005    2004
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                $0.90   $0.59   $1.15   $1.00      --      --      --
Accumulation unit value at end of period                      $1.04   $0.90   $0.59   $1.15      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                $0.87   $0.73   $1.26   $1.22   $1.06   $1.03   $1.00
Accumulation unit value at end of period                      $0.96   $0.87   $0.73   $1.26   $1.22   $1.06   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                $1.01   $0.76   $1.67   $1.60   $1.21   $1.05   $1.00
Accumulation unit value at end of period                      $1.04   $1.01   $0.76   $1.67   $1.60   $1.21   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  39     269     262     105      43      28       1
-------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                $0.85   $0.67   $0.90   $1.00      --      --      --
Accumulation unit value at end of period                      $0.99   $0.85   $0.67   $0.90      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                $0.88   $0.67   $1.16   $0.98   $1.03   $1.03   $1.00
Accumulation unit value at end of period                      $1.01   $0.88   $0.67   $1.16   $0.98   $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  52      53      53      49      99      36      --
-------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                $0.98   $0.83   $1.16   $1.24   $1.07   $1.04   $1.00
Accumulation unit value at end of period                      $1.09   $0.98   $0.83   $1.16   $1.24   $1.07   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      27      27      --      --      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (11/15/2004)
Accumulation unit value at beginning of period                $1.06   $1.07   $1.07   $1.04   $1.01   $1.00   $1.00
Accumulation unit value at end of period                      $1.04   $1.06   $1.07   $1.07   $1.04   $1.01   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   1     209       6       3       6       4       1
*The 7-day simple and compound yields for Columbia Variable Portfolio - Cash Management Fund (Class 3) at Dec. 31,
  2010 were (1.99%) and (1.97%), respectively.
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $1.11   $0.99   $1.07   $1.04   $1.01   $1.00   $1.00
Accumulation unit value at end of period                      $1.18   $1.11   $0.99   $1.07   $1.04   $1.01   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   5     946     569     475      98      --      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $1.07   $0.86   $1.46   $1.38   $1.17   $1.05   $1.00
Accumulation unit value at end of period                      $1.23   $1.07   $0.86   $1.46   $1.38   $1.17   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  75     790     522     227     110      51      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $0.85   $0.70   $1.23   $1.22   $1.07   $1.03   $1.00
Accumulation unit value at end of period                      $0.99   $0.85   $0.70   $1.23   $1.22   $1.07   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   1       1       1       1      15      15       2
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $1.98   $1.16   $2.54   $1.87   $1.42   $1.08   $1.00
Accumulation unit value at end of period                      $2.33   $1.98   $1.16   $2.54   $1.87   $1.42   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  13     109     125      48      27      15      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (05/01/2006)
Accumulation unit value at beginning of period                $1.12   $1.07   $1.09   $1.02   $1.00      --      --
Accumulation unit value at end of period                      $1.15   $1.12   $1.07   $1.09   $1.02      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   3     674     211     180      57      --      --
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  105

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2010    2009    2008    2007    2006    2005    2004
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND, CLASS 2 (04/28/2006)
Accumulation unit value at beginning of period                $1.11   $0.79   $1.07   $1.07   $1.00      --      --
Accumulation unit value at end of period                      $1.23   $1.11   $0.79   $1.07   $1.07      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  10      10      11      12      39      --      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $1.25   $0.83   $1.13   $1.12   $1.03   $1.01   $1.00
Accumulation unit value at end of period                      $1.40   $1.25   $0.83   $1.13   $1.12   $1.03   $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   9       9      10      11      18       9       1
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $1.22   $0.87   $1.09   $1.08   $1.02   $1.01   $1.00
Accumulation unit value at end of period                      $1.36   $1.22   $0.87   $1.09   $1.08   $1.02   $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   2     484     214     139      26      --      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $1.18   $0.94   $1.60   $1.45   $1.18   $1.06   $1.00
Accumulation unit value at end of period                      $1.32   $1.18   $0.94   $1.60   $1.45   $1.18   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $0.90   $0.67   $1.22   $1.21   $1.10   $1.03   $1.00
Accumulation unit value at end of period                      $1.04   $0.90   $0.67   $1.22   $1.21   $1.10   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND, CLASS 1 (05/01/2007)
Accumulation unit value at beginning of period                $0.83   $0.67   $1.12   $1.00      --      --      --
Accumulation unit value at end of period                      $0.99   $0.83   $0.67   $1.12      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   4     869     443     185      --      --      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND, CLASS 2 (05/01/2007)
Accumulation unit value at beginning of period                $0.78   $0.57   $1.13   $1.00      --      --      --
Accumulation unit value at end of period                      $0.87   $0.78   $0.57   $1.13      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (05/01/2007)
Accumulation unit value at beginning of period                $0.74   $0.54   $1.00   $1.00      --      --      --
Accumulation unit value at end of period                      $0.90   $0.74   $0.54   $1.00      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $0.94   $0.76   $1.23   $1.19   $1.05   $1.02   $1.00
Accumulation unit value at end of period                      $1.06   $0.94   $0.76   $1.23   $1.19   $1.05   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $1.05   $1.01   $1.06   $1.02   $1.00   $1.00   $1.00
Accumulation unit value at end of period                      $1.07   $1.05   $1.01   $1.06   $1.02   $1.00   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --     139      19      16       8      --      --
-------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND, CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                $1.07   $0.87   $1.23   $1.28   $1.09   $1.06   $1.00
Accumulation unit value at end of period                      $1.33   $1.07   $0.87   $1.23   $1.28   $1.09   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   2     489     265     137      --      --      --
-------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                $0.84   $0.72   $1.10   $1.00      --      --      --
Accumulation unit value at end of period                      $0.96   $0.84   $0.72   $1.10      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                $0.76   $0.62   $1.09   $1.00      --      --      --
Accumulation unit value at end of period                      $0.82   $0.76   $0.62   $1.09      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --       6       6      --      --      --
-------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                $1.12   $0.87   $1.41   $1.38   $1.15   $1.05   $1.00
Accumulation unit value at end of period                      $1.14   $1.12   $0.87   $1.41   $1.38   $1.15   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                $1.00   $0.70   $0.98   $1.00      --      --      --
Accumulation unit value at end of period                      $1.07   $1.00   $0.70   $0.98      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   2     336     161     111      --      --      --
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 106  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2010    2009    2008    2007    2006    2005    2004
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                $1.12   $0.84   $1.50   $1.30   $1.18   $1.03   $1.00
Accumulation unit value at end of period                      $1.29   $1.12   $0.84   $1.50   $1.30   $1.18   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  79     215     429     291     197     105      43
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                $1.14   $1.00   $1.05   $1.03   $1.01   $1.00   $1.00
Accumulation unit value at end of period                      $1.20   $1.14   $1.00   $1.05   $1.03   $1.01   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  47     470     281     264      87      52       3
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                $1.25   $0.91   $1.53   $1.35   $1.22   $1.05   $1.00
Accumulation unit value at end of period                      $1.58   $1.25   $0.91   $1.53   $1.35   $1.22   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  13     181     189      73      27      12      --
-------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                $1.12   $0.90   $1.63   $1.42   $1.23   $1.05   $1.00
Accumulation unit value at end of period                      $1.24   $1.12   $0.90   $1.63   $1.42   $1.23   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --       6       3      --
-------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                $1.13   $0.84   $1.22   $1.20   $1.03   $1.03   $1.00
Accumulation unit value at end of period                      $1.25   $1.13   $0.84   $1.22   $1.20   $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                $1.47   $1.26   $1.20   $1.10   $1.00   $1.05   $1.00
Accumulation unit value at end of period                      $1.65   $1.47   $1.26   $1.20   $1.10   $1.00   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  13     342     213     198      62      19       1
-------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                $0.98   $0.76   $1.34   $1.34   $1.11   $1.04   $1.00
Accumulation unit value at end of period                      $1.04   $0.98   $0.76   $1.34   $1.34   $1.11   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                $1.09   $0.83   $1.34   $1.32   $1.16   $1.04   $1.00
Accumulation unit value at end of period                      $1.34   $1.09   $0.83   $1.34   $1.32   $1.16   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  22     173     183     138      44      18      --
-------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                $0.69   $0.58   $0.94   $1.00      --      --      --
Accumulation unit value at end of period                      $0.77   $0.69   $0.58   $0.94      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                $0.70   $0.59   $1.04   $1.00      --      --      --
Accumulation unit value at end of period                      $0.79   $0.70   $0.59   $1.04      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                $1.01   $0.73   $1.40   $1.29   $1.13   $1.05   $1.00
Accumulation unit value at end of period                      $1.18   $1.01   $0.73   $1.40   $1.29   $1.13   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                $0.90   $0.72   $1.03   $1.00      --      --      --
Accumulation unit value at end of period                      $0.93   $0.90   $0.72   $1.03      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                $0.81   $0.61   $1.04   $1.00      --      --      --
Accumulation unit value at end of period                      $0.89   $0.81   $0.61   $1.04      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   3     691     220      82      --      --      --
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                $0.92   $0.73   $1.16   $1.20   $1.05   $1.03   $1.00
Accumulation unit value at end of period                      $1.05   $0.92   $0.73   $1.16   $1.20   $1.05   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  98     346     337     201     143      72       1
-------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                $0.83   $0.62   $1.05   $1.00      --      --      --
Accumulation unit value at end of period                      $0.94   $0.83   $0.62   $1.05      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   3     743     458     213      --      --      --
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  107

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2010    2009    2008    2007    2006    2005    2004
-------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                $0.84   $0.60   $1.03   $1.00      --      --      --
Accumulation unit value at end of period                      $1.04   $0.84   $0.60   $1.03      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                $1.02   $0.88   $1.16   $1.13   $1.03   $1.02   $1.00
Accumulation unit value at end of period                      $1.10   $1.02   $0.88   $1.16   $1.13   $1.03   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                $1.57   $1.20   $1.96   $1.56   $1.21   $1.06   $1.00
Accumulation unit value at end of period                      $1.75   $1.57   $1.20   $1.96   $1.56   $1.21   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                $0.64   $0.46   $0.85   $1.00      --      --      --
Accumulation unit value at end of period                      $0.77   $0.64   $0.46   $0.85      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   1     154     161      45      --      --      --
-------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                $0.91   $0.59   $1.12   $1.00      --      --      --
Accumulation unit value at end of period                      $1.18   $0.91   $0.59   $1.12      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                $0.94   $0.66   $1.24   $1.11   $1.05   $1.02   $1.00
Accumulation unit value at end of period                      $1.01   $0.94   $0.66   $1.24   $1.11   $1.05   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  36      34      81      75      75      63      35
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                $1.16   $0.85   $1.44   $1.38   $1.20   $1.07   $1.00
Accumulation unit value at end of period                      $1.32   $1.16   $0.85   $1.44   $1.38   $1.20   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                $1.14   $0.98   $1.17   $1.08   $1.03   $1.02   $1.00
Accumulation unit value at end of period                      $1.29   $1.14   $0.98   $1.17   $1.08   $1.03   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  33     685     408     319     107      61      27
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                $1.01   $0.75   $1.23   $1.27   $1.13   $1.04   $1.00
Accumulation unit value at end of period                      $1.22   $1.01   $0.75   $1.23   $1.27   $1.13   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                $1.02   $0.85   $1.03   $1.00      --      --      --
Accumulation unit value at end of period                      $1.13   $1.02   $0.85   $1.03      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   1     388     372     237      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of period                $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.12      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 270      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of period                $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.12      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,055      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of period                $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.04      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of period                $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.04      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 314      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2007)
Accumulation unit value at beginning of period                $0.77   $0.60   $0.99   $1.00      --      --      --
Accumulation unit value at end of period                      $0.84   $0.77   $0.60   $0.99      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   4     900     388     173      --      --      --
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 108  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2010    2009    2008    2007    2006    2005    2004
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $1.02   $0.76   $1.22   $1.17   $1.03   $1.04   $1.00
Accumulation unit value at end of period                      $1.22   $1.02   $0.76   $1.22   $1.17   $1.03   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of period                $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.09      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               2,308      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of period                $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.09      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               4,526      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of period                $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.11      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,657      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of period                $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.11      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,737      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (05/07/2010)
Accumulation unit value at beginning of period                $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.06      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 124      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (05/07/2010)
Accumulation unit value at beginning of period                $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.07      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,202      --      --      --      --      --      --
-------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period                $1.09   $0.81   $1.21   $1.29   $1.09   $1.05   $1.00
Accumulation unit value at end of period                      $1.33   $1.09   $0.81   $1.21   $1.29   $1.09   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  31      33      35      35      37      29      --
-------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (11/15/2004)
Accumulation unit value at beginning of period                $1.57   $1.07   $2.00   $1.75   $1.30   $1.08   $1.00
Accumulation unit value at end of period                      $1.93   $1.57   $1.07   $2.00   $1.75   $1.30   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  20     156     176      67      37      22      --
-------------------------------------------------------------------------------------------------------------------
WANGER USA (11/15/2004)
Accumulation unit value at beginning of period                $1.04   $0.74   $1.25   $1.21   $1.14   $1.04   $1.00
Accumulation unit value at end of period                      $1.26   $1.04   $0.74   $1.25   $1.21   $1.14   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  20     170     121      60      25      17      --
-------------------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                                  2010
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.26
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.18
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.18
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  109

VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                                  2010
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.21
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $0.99
Number of accumulation units outstanding at end of period (000 omitted)                --
*The 7-day simple and compound yields for Columbia Variable Portfolio - Cash Management
  Fund (Class 3) at Dec. 31, 2010 were (2.35%) and (2.32%), respectively.
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.01
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.20
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.20
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.21
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3)
(07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.01
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND, CLASS 2 (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $0.96
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.20
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND, CLASS 1 (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.23
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 110  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                                  2010
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND, CLASS 2
(07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.21
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.26
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.17
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.00
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND, CLASS 2 (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.26
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.26
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES
(07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES
(07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.14
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.04
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.20
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.01
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.24
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.22
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  111

VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                                  2010
-----------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.24
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.17
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.21
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.23
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.11
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.17
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.17
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.29
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.17
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.21
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.26
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 112  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                                  2010
-----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.18
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA, SERVICE SHARES (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.22
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.04
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.05
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.22
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.13
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.13
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  113

VARIABLE ACCOUNT CHARGES OF 2.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                                  2010
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.23
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
WANGER INTERNATIONAL (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.21
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------
WANGER USA (07/19/2010)
Accumulation unit value at beginning of period                                      $1.00
Accumulation unit value at end of period                                            $1.28
Number of accumulation units outstanding at end of period (000 omitted)                --
-----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 114  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2010...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
     RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY NEW YORK -- PROSPECTUS  115

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555
1 (800) 504-0469

           RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Co. of
                              New York, Albany, NY.
Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.


      (C)2008-2011 RiverSource Life Insurance Company. All rights reserved.



274320 G (4/11)

PART B.

     The combined Statement of Additional Information and Financial Statements for RiverSource of New York Variable Annuity Account 2 dated April 29, 2011 filed electronically as Part B to Post-Effective Amendment No. 10 to Registration Statement No. 333-139764 on or about Apr. 27, 2011 is incorporated by reference to this Post-Effective Amendment No. 9.

PART C.

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements included in Part B of this Registration
          Statement:

          RiverSource of New York Variable Annuity Account 2

               Report of Independent Registered Public Accounting Firm dated April 15, 2011
               Statements of Assets and Liabilities for the year ended Dec. 31, 2010
               Statements of Operations for the year ended Dec. 31, 2010 Statements of Changes in Net Assets for the two years ended Dec. 31, 2010
               Notes to Financial Statements

          RiverSource Life Insurance Co. of New York

               Report of Independent Registered Public Accounting Firm dated April 22, 2011.
               Balance Sheets as of Dec. 31, 2010 and 2009.
               Statements of Income for the years ended Dec. 31, 2010, 2009 and 2008.
               Statements of Cash Flows for the years ended Dec. 31, 2010, 2009 and 2008.
               Statements of Shareholder's Equity for the three years ended Dec. 31, 2010, 2009 and 2008.
               Notes to Financial Statements

     (b)  Exhibits:

1. Certificate establishing the ACL Variable Annuity Account 2 dated December 1, 1995, filed electronically as Exhibit 1 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-00519, filed on or about February 5, 1997, is incorporated herein by reference.

1.2 Resolution of the Board of Directors of American Centurion Life Assurance Company establishing 292 subaccounts dated February 5, 2003 filed electronically as Exhibit 1.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

1.3  Resolution of the Board of Directors of American Centurion Life Assurance

     Company establishing 276 subaccounts dated August 23, 2004 filed electronically on or about Dec. 3, 2004 as Exhibit 1.3 to Post-Effective Amendment No. 8 to Registration Statement No. 333-101051 is incorporated by reference.

1.4 Resolution of the Board of Directors of American Centurion Life Assurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically on or about April 28, 2006 as Exhibit 1.4 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No.333-101051 is incorporated herein by reference.

1.5 Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of merger and subsequent name changes, dated Aug. 29, 2006 filed electronically as Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

1.6 Resolution of the Board of Directors of RiverSource Life Insurance Co. of New York establishing 391 additional subaccounts dated April 6, 2011 filed electronically as Exhibit 1.6 to Post-Effective Amendment No. 10 to Registration Statement No. 333-139764 is incorporated by reference.

2.   Not applicable.

3. Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed as Exhibit
     3. to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.1  Not applicable.

4.2  Not applicable.

4.3 Form of Non-qualified Variable Annuity contract (form 272250) filed electronically as Exhibit 4.3 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.4 Form of IRA contract (form 272251) filed electronically as Exhibit 4.4 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.5 Form of SEP-IRA contract (form 272252) filed electronically as Exhibit 4.5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.6 Form of TSA-401 contract (form 272253) filed electronically as Exhibit 4.6 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.7 Form of Maximum Anniversary Value Death Benefit rider (form 272255) filed electronically as Exhibit 4.7 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.8 Form of Guaranteed Minimum Income Benefit rider-MAV (form 272256) filed electronically as Exhibit 4.8 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.9 Form of Guaranteed Minimum Income Benefit rider-6% Rising Floor (form 272257) filed electronically as Exhibit 4.9 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.10 Form of Performance Credit rider (form 272258) filed electronically as
     Exhibit 4.10 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.11 Form of Deferred Annuity Contract (form 272877) filed electronically as
     Exhibit 4.11 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.12 Form of Contract Data Page to Deferred Annuity Contract (form 272877-NYDP) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.13 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.14 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 272872-NY) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.15 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit
     Base) (form 272873-NY) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.16 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base or 5% Accumulation Benefit Base) (form 272874-NY) filed electronically as Exhibit 4.16 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.17 Form of Guaranteed Minimum Withdrawal Benefit (form 272875-NY) filed electronically as Exhibit 4.17 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.18 Form of Annuity Endorsement - Tax Sheltered Annuity (form 272865-NY) filed electronically as Exhibit 4.18 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.19 Form of Annuity Endorsement - 401(a) (form 272866-NY) filed electronically as Exhibit 4.19 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.20 Form of Annuity Endorsement - Unisex Endorsement (form 272867-NY) filed electronically as Exhibit 4.20 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.21 Form of Annuity Endorsement - IRA and SEP IRA (form 272170) filed electronically as Exhibit 4.21 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.22 Form of Annuity Endorsement - Roth IRA (form 272171) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.23 Form of Contract Data Page to Deferred Annuity Contract (form 272877-NYDPIN3) filed electronically as Exhibit 4.23 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.24 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567-NY) filed electronically as Exhibit 4.24 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.25 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568-NY) filed electronically as Exhibit 4.25 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.26 Form of Non-qualified Fixed and Variable Annuity contract (form 273954-NY) filed as Exhibit 4.26 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.27 Form of Contract Data Page to Nonqualified Fixed and Variable Annuity Contract (form 273954-NYDPINN) filed as Exhibit 4.27 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.28 Form of Contract Data Page to Fixed and Variable Annuity Contract (form 273954-NYDPEND) filed as Exhibit 4.28 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.29 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 273961-NY) filed as Exhibit 4.29 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.30 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit
     Base) (form 273962-NY) filed as Exhibit 4.30 to Registrant's Post-Effective

     Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.31 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base or 5% Accumulation Benefit Base) (form 273963-NY) filed as Exhibit 4.31 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.32 Form of Guaranteed Minimum Lifetime Withdrawal Benefit (form 273959-NY) filed as Exhibit 4.32 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.33 Form of Annuity Endorsement - Tax Sheltered Annuity (form 274192-NY) filed as Exhibit 4.33 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.34 Form of Annuity Endorsement - 401(a) (form 274193-NY) filed as Exhibit 4.34 to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.35 Form of Annuity Endorsement - Unisex Endorsement (form 273964-NY) filed as
     Exhibit 4.35 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.36 Form of Annuity Endorsement - IRA and SEP IRA (form 274190-NY) filed as
     Exhibit 4.36 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.37 Form of Annuity Endorsement - Roth IRA (form 274191-NY) filed as Exhibit
     4.37 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.38 Form of IRA 10 Day Return of Payment "Free Look" Sticker (form 271866-NY) filed as Exhibit 4.38 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.39 Form of Guarantor(SM) Withdrawal Benefit (form 273567-NYE) filed as Exhibit
     4.39 to Registrant's Post-Effective Amendment No. 14 to Registration Statement 333-101051 on or about August 28, 2006 is incorporated by reference.

4.40 Form of Guarantor(SM) Withdrawal Benefit (form 272875-NYE) filed as Exhibit
     4.40 to Registrant's Post-Effective Amendment No. 14 to Registration Statement 333-101051 on about August 28, 2006 is incorporated by reference.

4.41 Form of Fixed Account Limit Endorsement (form 272621) filed as Exhibit 4.41 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.42 Form of Data Page Maximum Payment Sticker (form 272622-D) filed as Exhibit
     4.42 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.43 Form of Contract Data Pages (form 272877-NYDPE) filed as Exhibit 4.43 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.44 Form of Contract Data Pages (form 272877NY-DPE2) filed as Exhibit 4.44 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.45 Form of Nonqualified Fixed and Variable Annuity Contract (form 273954 -
     NY2) filed electronically as Exhibit 4.45 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.46 Form of Contract Data Pages to Fixed and Variable Annuity Contract (form 273954 - NYZPFCC) filed electronically as Exhibit 4.46 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.47 Form of Contract Data Page to Fixed and Variable Annuity Contract (form 273954 - NYDFFCL) filed electronically as Exhibit 4.47 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.48 Form of Maximum Anniversary Value Death Benefit Rider (form 272869 - NY) filed electronically as Exhibit 4.48 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.49 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568 - NY) filed electronically as Exhibit 4.49 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.50 Form of Secure Source rider (form #273959 - JTNY) filed electronically as
     Exhibit 4.50 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.51 Form of Secure Source rider (form #273959 - SGNY) filed electronically as
     Exhibit 4.51 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.52 Form of Secure Source rider Data Page insert (form DP273959 - JTNY) is filed electronically as Exhibit 4.52 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.53 Form of Secure Source rider Data Page insert (form DP273959 - SGN) filed electronically as Exhibit 4.53 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.54 Form of Annuity Endorsement - Trad/SEP IRA (form 272170) filed electronically as Exhibit 4.54 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.55 Form of Annuity Endorsement - Roth IRA (form 272171) filed electronically as Exhibit 4.55 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.56 Form of Annuity Endorsement - TSA (form 274192 - NY) filed electronically as Exhibit 4.56 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.57 Form of Annuity Endorsement - Unisex Fixed & Variable (form 273964 - NY) filed electronically as Exhibit 4.57 to Registrant's Initial Registration Statement on Form N-4, No. 333-144422, on or about July 9, 2007 is incorporated herein by reference.

4.58 Form of Contract Data Page to Fixed & Variable Annuity Contract (form 273954 - NYDPBA7) filed electronically as Exhibit 4.58 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333- 144422 on or about Dec. 17, 2007 is incorporated herein by reference.

4.59 Form of Contract Data Page to Fixed & Variable Annuity Contract (form 273954 - NYDPBAC) filed electronically as Exhibit 4.59 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333- 144422 on or about Dec. 17, 2007 is incorporated herein by reference.

4.60 Form of Annuity Endorsement - Trad/SEP IRA (form 274190-NY) filed electronically as Exhibit 4.60 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-144422 on or about Dec. 17, 2007 is incorporated herein by reference.

4.61 Form of Annuity Endorsement - Roth IRA (form 274191-NY) filed electronically as Exhibit 4.61 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-144422 on or about Dec. 17, 2007 is incorporated herein by reference.

4.62 Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages NY Rider filed electronically as Exhibit 4.25 to RiverSource Variable Account New York's Post-Effective Amendment No. 34 to Registration Statement No. 333-91691 is incorporated herein by reference.

4.63 Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages NY Rider filed electronically as Exhibit 4.26 to RiverSource Variable Account New York's Post-Effective Amendment No. 34 to Registration Statement No. 333-91691 is incorporated herein by reference.

5.1  Not applicable.

5.2 Form of Variable Annuity Application-Innovations (form 272254) filed electronically as Exhibit 5.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

5.3 Form of Variable Annuity Application (form 272885 - NY) filed electronically as Exhibit 5.3 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

5.4 Form of Variable Annuity Application-Innovations Select (273635-NY) filed electronically as Exhibit 5.4 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

5.5  Not applicable.

5.6 Form of Fixed and Variable Annuity Application-Innovations Select (form 273971-NY) filed as Exhibit 5.6 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

5.7 Form of Fixed and Variable Annuity Application-Endeavor Select (form 273973-NY) filed as Exhibit 5.7 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

5.8  Not applicable.

5.9 Form of Fixed and Variable Annuity Application - Endeavor Select (form 273640-NY) filed as Exhibit 5.59 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

5.10 Form of Fixed and Variable Annuity Application - FlexChoice Select (form 274568- NY) filed electronically as Exhibit 5.10 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-144422 is incorporated by reference.

5.11 Form of Fixed and Variable Annuity Application - Endeavor Plus (form 274752-NY) filed electronically as Exhibit 5.11 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333- 144422 on or about Dec. 17, 2007 is incorporated herein by reference.

6.1 Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.   Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.2  Not applicable.

8.3 Copy of Participation Agreement by and among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, is filed electronically herewith.

8.4 Copy of Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc., and American Centurion Life Assurance Company, dated September 4, 1998, filed electronically to Post-Effective Amendment No. 3 to Registration Statement No. 333-00519, filed on or about November 4, 1998 is incorporated herein by reference.

8.5 Copy of Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and American Centurion Life Assurance Company dated as of August 1, 2005 filed on or about April 28, 2006 as Exhibit 8.4 to Post-Effective Amendment No. 12 to Registration Statement No. 333-101051 is incorporated herein by reference.

8.6 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)(2) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.7 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.8  Copy of Fund Participation Agreement dated May 1, 2006 among American

     Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed as Exhibit 8.8 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

8.9 Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically filed as Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.10 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.11 Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.12 Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

8.13 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.26 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10. Consent of Independent Auditors for RiverSource(R) FlexChoice Select Variable Annuity is filed electronically herewith.

11.  None.

12.  Not applicable.

13.1 Power of Attorney to sign Amendments to this Registration Statement, dated Oct.14, 2010 filed electronically as Exhibit 13. to Post-Effective Amendment No. 34 to Registration Statement No. 333-91691 is incorporated herein by reference.

Item 25.

Directors and Officers of the Depositor RiverSource Life Insurance Co. of New
York

Name                     Principal Business Address*        Positions and Offices with Depositor
----                 ----------------------------------   ---------------------------------------
Gumer C. Alvero      1765 Ameriprise Financial Center     Director and Executive Vice President -
                     Minneapolis, MN 55474                Annuities
Maureen A. Buckley   20 Madison Ave. Extension            Director, President and Chief
                     Albany, NY 12203                     Executive Officer
Richard N. Bush                                           Senior Vice President - Corporate Tax
Mark Gorham                                               Director and Vice President - Insurance
                                                          Product Development
Robert R. Grew       Carter, Ledyard & Milburn            Director
                     2 Wall Street
                     New York, NY 10005-2072
Ronald L. Guzior     Bollam, Sheedy, Torani               Director
                     & Co. LLP CPA's
                     26 Computer Drive West
                     Albany, NY 12205
Jean B. Keffeler     1010 Swingley Rd.                    Director
                     Livingston, MT 59047
Jeryl A. Millner     138 Ameriprise Financial Center      Director
                     Minneapolis, MN 55474
Richard T. Moore                                          Secretary
Thomas V. Nicolosi   Ameriprise Financial Services Inc.   Director
                     Suite 220
                     500 Mamaroneck Avenue
                     Harrison, NY 10528

* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474


Item 26.

Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                 Jurisdiction of
Name of Subsidiary                                                Incorporation
------------------                                               ---------------
Advisory Capital Strategies Group Inc.                           Minnesota
AEXP Affordable Housing LLC                                      Delaware
American Enterprise Investment Services Inc.                     Minnesota
American Express Property Casualty Insurance Agency
   of Pennsylvania, Inc.                                         Pennsylvania
Ameriprise Advisor Services, Inc.                                Michicgan
Ameriprise Auto & Home Insurance Agency, Inc.                    Wisconsin
Ameriprise Bank, FSB                                             USA
Ameriprise Captive Insurance Company                             Vermont
Ameriprise Capital Trusts I-IV                                   Delaware
Ameriprise Certificate Company                                   Delaware
Ameriprise Financial Services, Inc.                              Delaware
Ameriprise Holdings, Inc.                                        Delaware
Ameriprise India Private Ltd.                                    India
Ameriprise Insurance Agency of Massachusetts, Inc.               Massachusetts
Ameriprise Insurance Agency                                      Wisconsin
Ameriprise Trust Company                                         Minnesota
AMPF Holding Corporation                                         Michigan
AMPF Property Corporation                                        Michigan
AMPF Realty Corporation                                          Michigan
Brecek & Young Advisors, Inc.                                    California
Brecek & Young Financial Group Insurance Agency of Texas, Inc.   Texas
Brecek & Young Financial Services Group of Montana, Inc.         Montana
Boston Equity General Partner LLC                                Delaware
4230 W. Green Oaks, Inc.                                         Michigan
IDS Capital Holdings Inc.                                        Minnesota
IDS Futures Corporation                                          Minnesota
IDS Management Corporation                                       Minnesota
IDS Property Casualty Insurance Company                          Wisconsin
Investors Syndicate Development Corporation                      Nevada
J. & W. Seligman & Co. Incorporated                              New York
Kenwood Capital Management LLC (47.7% owned)                     Delaware
Realty Assets Inc.                                               Nebraska
RiverSource CDO Seed Investments, LLC                            Minnesota
RiverSource Distributors, Inc.                                   Delaware
RiverSource Fund Distributors, Inc.                              Delaware
RiverSource Investments, LLC                                     Minnesota
RiverSource Life Insurance Company                               Minnesota
RiverSource Life Insurance Co. of New York                       New York
RiverSource REO 1, LLC                                           Minnesota
RiverSource Service Corporation                                  Minnesota
RiverSource Services, Inc.                                       Delaware
RiverSource Tax Advantaged Investments, Inc.                     Delaware
Securities America Advisors, Inc.                                Nebraska
Securities America Financial Corporation                         Nebraska
Securities America, Inc.                                         Nebraska
Seligman Asia, Inc.                                              Delaware
Seligman Focus Partners LLC                                      Delaware
Seligman Health Partners LLC                                     Delaware
Seligman Health Plus Partners LLC                                Delaware
Seligman Partners LLC                                            Delaware
Threadneedle Asset Management Holdings SARL                      England


Item 27. Number of Contract owners

     As of March 31, 2011, there were 626 nonqualified and 755 qualified contract owners.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.

PRINCIPAL UNDERWRITERS.

(a) RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Annuity Account 10
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 8
RiverSource of New York Variable Annuity Account

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal       Positions and Offices
Business Address*           with Underwriter
-------------------   --------------------------
Lynn Abbott           President
Gumer C. Alvero       Director and Vice President
Thomas R. Moore       Secretary
David K. Stewart      Chief Financial Officer
William F. Truscott   Chairman of the Board and
                      Chief Executive officer
John R. Woerner       Director and Vice President

*    Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN
     55474


Item 29(c)

RiverSource Distributors, Inc., the principal underwriters during Registrant's last fiscal year, was paid the following commissions:

                             NET
                        UNDERWRITING
NAME OF PRINCIPAL       DISCOUNTS AND    COMPENSATION    BROKERAGE
UNDERWRITER              COMMISSIONS    ON REDEMPTION   COMMISSIONS   COMPENSATION
-----------------       -------------   -------------   -----------   ------------
RiverSource
   Distributors, Inc.    $22,718,221         None           None          None

Item 30. Location of Accounts and Records

          RiverSource Life Insurance Co. of New York
          20 Madison Avenue Extension
          Albany, NY 12203

Item 31. Management Services

          Not applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

(d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 27th day of April, 2011.

                                        RIVERSOURCE OF NEW YORK VARIABLE ANNUITY
                                        ACCOUNT 2
                                        (Registrant)

                                        By RiverSource Life Insurance Co. of
                                           New York
                                        (Sponsor)


                                        By /s/ Maureen A. Buckley*
                                           -------------------------------------
                                           Maureen A. Buckley
                                           President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of April 2011.

SIGNATURE                               TITLE
---------                               -----


/s/ Gumer C. Alvero*                    Director and Executive Vice President -
-------------------------------------   Annuities
Gumer C. Alvero


/s/ Maureen A. Buckley*                 Director, President $ Chief Executive,
-------------------------------------   Officer, Chief Compliance Officer
Maureen A. Buckley


/s/ Richard N. Bush*                    Senior Vice President - Corporate Tax
-------------------------------------
Richard N. Bush


/s/ Robert R. Grew*                     Director
-------------------------------------
Robert R. Grew


/s/ Ronald L. Guzior*                   Director
-------------------------------------
Ronald L. Guzior



/s/ Jean B. Keffeler*                   Director
-------------------------------------
Jean B. Keffeler


/s/ Jeffrey McGregor*                   Director
-------------------------------------
Jeffrey McGregor


/s/ Jeryl A. Millner*                   Director
-------------------------------------
Jeryl A. Millner


/s/ Thomas V. Nicolosi*                 Director
-------------------------------------
Thomas V. Nicolosi


/s/ David K. Stewart*                   Vice President and Controller
-------------------------------------
David K. Stewart

* Signed pursuant to Power of Attorney dated Oct. 14, 2010, filed electronically as Exhibit 13. to RiverSource of New York Variable Annuity Account's Post-Effective Amendment No. 34 to Registration Statement No. 333-91691 and incorporated by reference, by:


By: /s/ Rodney J. Vessels
    ---------------------------------
    Rodney J. Vessels
    Assistant General Counsel and
    Assistant Secretary

                   CONTENTS OF Post-Effective Amendment No. 9
                REGISTRATION STATEMENT NOS. 333-144422/811-07511

This Registration Statement Amendment is comprised of the following papers and documents:

The Cover Page.

Part A.

          The prospectus for RiverSource(R) FlexChoice Select Variable Annuity

Part B.

     The combined Statement of Additional Information and Financial Statements for RiverSource of New York Variable Annuity Account 2 filed electronically as Part B to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-139764 on or about April 27, 2011 is incorporated by reference.

Part C.

          Other Information.

          The signatures.

          Exhibits

                                 EXHIBIT INDEX

9.   Opinion of Counsel and Consent

10.  Consent of Independent Auditors